                                    EXHIBIT 6


                              Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                              Federal Deposit Insurance Corporation
                              OMB Number 3064-0052
                              Office of the Comptroller of the Currency
                              OMB Number: 1557-0081
                              Expires February 28, 1995

Federal Financial Institutions Examination Council
- --------------------------------------------------------------------------------

                                                                           / 1 /
                                        Please refer to page i,
                                        Table of Contents, for
                                        the required disclosure
                                        of estimated burden.


- --------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1994                          (940331)
                                                                        --------

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

- --------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Romolo C. Santarosa, SVP and Controller of the named bank do hereby declare
   ---------------------------------------
   Name and Title of Officer Authorized to Sign Report

that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Romolo C. Santarosa
- -------------------------------------------------
Signature of Officer Authorized to Sign Report

April 29, 1994
- -------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/
- -------------------------------------------------
Director (Trustee)

/s/
- -------------------------------------------------
Director (Trustee)

/s/
- -------------------------------------------------
Director (Trustee)

- --------------------------------------------------------------------------------
For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

National Banks: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

- --------------------------------------------------------------------------------

FDIC Certificate Number                     Call No. 187      31       03-31-94
                        ---------------
                                            CERT: 02499    10582   STBK 09-0590

                                            SHAWMUT BANK CONNECTICUT, NATIONAL A
                                            777 MAIN STREET
                                            HARTFORD, CT  06115

                                                                             /2/

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES
- --------------------------------------------------------------------------------

TABLE OF CONTENTS

Signature Page                                                             Cover

Report of Income

Schedule RI--Income Statement. . . . . . . . . . . . . . . . . . . . RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital . . . . . . . . . . . . . . . . . RI-3

Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .RI-4, 5

Schedule RI-C--Applicable Income Taxes by
  Taxing Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . RI-5

Schedule RI-D--Income from
  International Operations . . . . . . . . . . . . . . . . . . . . . . . . RI-6

Schedule RI-E--Explanations. . . . . . . . . . . . . . . . . . . . . . .RI-7, 8

REPORT OF CONDITION

Schedule RC--Balance Sheet . . . . . . . . . . . . . . . . . . . . . . .RC-1, 2

Schedule RC-A--Cash and Balances Due
  From Depository Institutions . . . . . . . . . . . . . . . . . . . . . . RC-3

Schedule RC-B--Securities. . . . . . . . . . . . . . . . . . . . . . . .RC-4, 5

Schedule RC-C--Loans and Lease Financing
  Receivables:
    Part I. Loans and Leases . . . . . . . . . . . . . . . . . . . . . .RC-6, 7
    Part II. Loans to Small Businesses and
      Small Farms (included in the forms for
      June 30 only). . . . . . . . . . . . . . . . . . . . . . . . . .RC-7a, 7b

Schedule RC-D--Assets Held in Trading Accounts
  in Domestic Offices Only (to be completed only
  by banks with $1 billion or more in total assets). . . . . . . . . . . . RC-8

Schedule RC-E--Deposit Liabilities . . . . . . . . . . . . . . . . . . RC-9, 10

Schedule RC-F--Other Assets. . . . . . . . . . . . . . . . . . . . . . . .RC-11

Schedule RC-G--Other Liabilities . . . . . . . . . . . . . . . . . . . . .RC-11

Schedule RC-H--Selected Balance Sheet Items for
  Domestic Offices . . . . . . . . . . . . . . . . . . . . . . . . . . . .RC-12

Schedule RC-I--Selected Assets and Liabilities
  of IBFs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .RC-13

Schedule RC-K--Quarterly Averages. . . . . . . . . . . . . . . . . . . . .RC-13

Schedule RC-L--Off-Balance Sheet Items . . . . . . . . . . . . . . . .RC-14, 15

Schedule RC-M--Memoranda . . . . . . . . . . . . . . . . . . . . . . .RC-16, 17

Schedule RC-N--Past Due and Nonaccrual Loans,
  Leases, and Other Assets . . . . . . . . . . . . . . . . . . . . . .RC-18, 19

Schedule RC-O--Other Data for Deposit
  Insurance Assessments. . . . . . . . . . . . . . . . . . . . . . . .RC-20, 21

Schedule RC-R--Risk-Based Capital. . . . . . . . . . . . . . . . . . .RC-22, 23

Optional Narrative Statement Concerning the
  Amounts Reported in the Reports of
  Condition and Income . . . . . . . . . . . . . . . . . . . . . . . . . .RC-24

Special Report (to be completed by all banks)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)



Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 30.7 hours per respondent and is estimated to vary from 15 to 200 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429


For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between
8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                       Page RI-1

Consolidated Report of Income
For the period January 1, 1994-March 31, 1994

Report of income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement


                                                                                                            -------
                                                                                                            | 1480 |
                                                                                               --------------------|
                                                                   Dollar Amounts in Thousands | RIAD Bil Mil Thou |
- -----------------------------------------------------------------------------------------------|-------------------|
Interest income:                                                                               | ///////////////// |
a.   Interest and fee income on Loans:                                                         | ///////////////// |
     (1)  In domestic offices:                                                                 | ///////////////// |
          (a)  Loans secured by real estate. . . . . . . . . . . . . . . . . . . . . . . . . . | 4011       82,308 | 1.a.(1)(a)
          (b)  Loans to depository institutions. . . . . . . . . . . . . . . . . . . . . . . . | 4019           75 | 1.a.(1)(b)
          (c)  Loans to finance agricultural production and other loans to farmers . . . . . . | 4024           23 | 1.a.(1)(c)
          (d)  Commercial and industrial loans . . . . . . . . . . . . . . . . . . . . . . . . | 4012       36,347 | 1.a.(1)(d)
          (e)  Acceptances of other banks. . . . . . . . . . . . . . . . . . . . . . . . . . . | 4026            2 | 1.a.(1)(e)
          (f)  Loans to individuals for household, family, and other personal expenditures:    | ///////////////// |
               (1)  Credit cards and related plans . . . . . . . . . . . . . . . . . . . . . . | 4054          859 | 1.a.(1)(f)(1)
               (2)  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4055        7,181 | 1.a.(1)(f)(2)
          (g)  Loans to foreign governments and official institutions. . . . . . . . . . . . . | 4056            0 | 1.a.(1)(g)
          (h)  Obligations (other than securities and leases) of states and political          | ///////////////// |
               subdivisions in the U.S.:                                                       | ///////////////// |
               (1)  Taxable obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4503            8 | 1.a.(1)(h)(1)
               (2)  Tax-exempt obligations . . . . . . . . . . . . . . . . . . . . . . . . . . | 4504          670 | 1.a.(1)(h)(2)
          (i)  All other loans in domestic offices . . . . . . . . . . . . . . . . . . . . . . | 4058        8,572 | 1.a.(1)(i)
     (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs. . . . . . . . . . . . | 4059            0 | 1.a.(2)
b.   Income from lease financing receivables:                                                  | ///////////////// |
     (1)  Taxable leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4505           41 | 1.b.(1)
     (2)  Tax-exempt leases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4307            0 | 1.b.(2)
c.   Interest income on balances due from depository institutions:(1)                          | ///////////////// |
     (1)  In domestic offices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4105            0 | 1.c.(1)
     (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs. . . . . . . . . . . . | 4106          793 | 1.c.(2)
d.   Interest and dividend income on securities:                                               | ///////////////// |
     (1)  U.S. Treasury securities and U.S. Government agency and corporation obligations. . . | 4027       51,410 | 1.d.(1)
     (2)  Securities issued by states and political subdivisions in the U.S.:                  | ///////////////// |
          (a)  Taxable securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4506            0 | 1.d.(2)(a)
          (b)  Tax-exempt securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4507            0 | 1.d.(2)(b)
     (3)  Other domestic debt securities . . . . . . . . . . . . . . . . . . . . . . . . . . . | 3657       13,170 | 1.d.(3)
     (4)  Foreign debt securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 3658           46 | 1.d.(4)
     (5)  Equity securities (including investments in mutual funds). . . . . . . . . . . . . . | 3659          373 | 1.d.(5)
e.   Interest income from assets held in trading accounts. . . . . . . . . . . . . . . . . . . | 4069            0 | 1.e.

                                                                                               ---------------------

- ------------------------
(1) Includes interest income on time certificates of deposit not held in trading accounts.

Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                       Page RI-2

Schedule RI--Continued

                                                                                    --------------------|
                                                        Dollar Amounts in Thousands |    Year-to-date   |
- ------------------------------------------------------------------------------------|-------------------|
                                                                                    | RIAD Bil Mil Thou |
1.   Interest income (continued)
     f.   Interest income on federal funds sold and securities purchased            | ///////////////// |
          under agreements to resell in domestic offices of the bank and of         | ///////////////// |
          its Edge and Agreement subsidiaries, and in IBFs . . . . . . . . . . . .  | 4020          145 | 1.f.
     g.   Total interest income (sum of items 1.a through 1.f) . . . . . . . . . .  | 4107      202,023 | 1.g.
2.   Interest expense:                                                              | ///////////////// |
     a.   Interest on deposits:                                                     | ///////////////// |
          (1)  Interest on deposits in domestic offices:                            | ///////////////// |
               (a)  Transaction accounts (NOW accounts, ATS accounts, and           | ///////////////// |
                    telephone and preauthorized transfer accounts) . . . . . . . .  | 4508        2,508 | 2.a.(1)(a)
               (b)  Nontransaction accounts:                                        | ///////////////// |
                    (1)  Money market deposit accounts (MMDAs) . . . . . . . . . .  | 4509        2,449 | 2.a.(1)(b)(1)
                    (2)  Other savings deposits. . . . . . . . . . . . . . . . . .  | 4511        8,765 | 2.a.(1)(b)(2)
                    (3)  Time certificates of deposit of $100,000 or more. . . . .  | 4174        4,234 | 2.a.(1)(b)(3)
                    (4)  All other time deposits . . . . . . . . . . . . . . . . .  | 4512       13,673 | 2.a.(1)(b)(4)
          (2)  Interest on deposits in foreign offices, Edge and Agreement          | ///////////////// |
               subsidiaries, and IBFs. . . . . . . . . . . . . . . . . . . . . . .  | 4172        1,199 | 2.a.(2)
     b.   Expense of federal funds purchased and securities sold under              | ///////////////// |
          agreements to repurchase in domestic offices of the bank and of           | ///////////////// |
          its Edge and Agreement subsidiaries, and in IBFs . . . . . . . . . . . .  | 4180       36,607 | 2.b.
     c.   Interest on demand notes issued to the U.S. Treasury and on               | ///////////////// |
          other borrowed money . . . . . . . . . . . . . . . . . . . . . . . . . .  | 4185        2,565 | 2.c.
     d.   Interest on mortgage indebtedness and obligations under                   | ///////////////// |
          capitalized leases . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 4072          220 | 2.d.
     e.   Interest on subordinated notes and debentures. . . . . . . . . . . . . .  | 4200            0 | 2.e.
     f.   Total interest expense (sum of items 2.a through 2.e). . . . . . . . . .  | 4073       72,220 | 2.f.
                                                                                    |                   |---------------------
3.   Net interest income (items 1.g minus 2.f) . . . . . . . . . . . . . . . . . .  | ///////////////// | RIAD 4074 | 129,803 | 3.
4.   Provisions:                                                                    | ///////////////// |---------------------
     a.   Provision for loan and lease losses. . . . . . . . . . . . . . . . . . .  | ///////////////// | RIAD 4230 |  (1,258)| 4.a.
     b.   Provision for allocated transfer risk. . . . . . . . . . . . . . . . . .  | ///////////////// | RIAD 4243 |       0 | 4.b.
5.   Noninterest income:                                                            | ///////////////// |---------------------|
     a.   Income from fiduciary activities . . . . . . . . . . . . . . . . . . . .  | 4070       17,690 | 5.a.
     b.   Service charges on deposit accounts in domestic offices. . . . . . . . .  | 4080       16,395 | 5.b.
     c.   Trading gains (losses) and fees from foreign exchange transactions . . .  | 4075         (186)| 5.c.
     d.   Other foreign transaction gains (losses) . . . . . . . . . . . . . . . .  | 4076            0 | 5.d.
     e.   Gains (losses) and fees from assets held in trading accounts . . . . . .  | 4077          498 | 5.e.
     f.   Other noninterest income:                                                 | ///////////////// |
          (1)  Other fee income. . . . . . . . . . . . . . . . . . . . . . . . . .  | 5407       11,415 | 5.f.(1)
          (2)  All other noninterest income* . . . . . . . . . . . . . . . . . . .  | 5408       14,673 | 5.f.(2)
                                                                                    |                   |---------------------
     g.   Total noninterest income (sum of items 5.a through 5.f). . . . . . . . .  | ///////////////// | RIAD 4079 |  60,485 | 5.g.
6.   a.   Realized gains (losses) on held-to-maturity securities . . . . . . . . .  | ///////////////// | RIAD 3521 |     290 | 6.a.
     b.   Realized gains (losses) on available-for-sale securities . . . . . . . .  | ///////////////// | RIAD 3196 |  (1,010)| 6.b.
7.   Noninterest expense:                                                           | ///////////////// |---------------------
     a.   Salaries and employee benefits . . . . . . . . . . . . . . . . . . . . .  | 4135       67,849 | 7.a.
     b.   Expenses of premises and fixed assets (net of rental income)              | ///////////////// |
          (excluding salaries and employee benefits and mortgage interest) . . . .  | 4217       20,811 | 7.b.
     c.   Other noninterest expense* . . . . . . . . . . . . . . . . . . . . . . .  | 4092       40,091 | 7.c.
     d.   Total noninterest expense (sum of items 7.a through 7.c) . . . . . . . .  | ///////////////// |---------------------
8.   Income (loss) before income taxes and extraordinary items and other            | ///////////////// | RIAD 4093 | 128,751 | 7.d.
     adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d) . .  | ///////////////// |---------------------
                                                                                    |                   | RIAD 4301 |  62,075 | 8.
9.   Applicable income taxes (on item 8) . . . . . . . . . . . . . . . . . . . . .  | ///////////////// | RIAD 4302 |  21,131 | 9.
                                                                                    |                   |---------------------
10.  Income (loss) before extraordinary items and other adjustments                 | ///////////////// |---------------------
     (item 8 minus 9). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | ///////////////// | RIAD 4300 |  40,944 | 10.
                                                                                    ------------------------------------------

- -------------------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State   Zip:       HARTFORD, CT   06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                   Call Date:  3/31/94 ST-BK: 09-0590  FFIEC 031
                                                                       Page RI 3

Schedule RI--Continued

                                                                                   --------------
                                                                                  | Year-to-date |
                                                                             --------------------
                                               Dollar Amounts in Thousands   | RIAD Bil Mil Thou |
- ------------------------------------------------------------------------------------------------ |
11. Extraordinary items and other adjustments:                                 ///////////////// |
    a. Extraordinary items and other adjustments, gross of income taxes* .   | 4310            0 | 11.a.
    b. Applicable income taxes (on item 11.a)* . . . . . . . . . . . . . .   | 4515            0 | 11.b.
    c. Extraordinary items and other adjustments, net of income taxes        | ///////////////// |___________________________
       (item 11.a minus 11.b). . . . . . . . . . . . . . . . . . . . . . .   | ///////////////// | RIAD  4320 |           0 | 11.c.
12. Net income (loss) (sum of items 10 and 11.c) . . . . . . . . . . . . .   | ///////////////// | RIAD  4340 |      40,944 | 12.
                                                                             ------------------------------------------------

                                                                                                             -----------------
                                                                                                             | Year-to-date  |
                                                                                                       -----------------------
Memoranda                                                                Dollar Amounts in Thousands   | RIAD  Bil Mil Thou  |
- ------------------------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after         | //////////////////  |
    August 7, 1986, that is not deductible for federal income tax purposes . . . . . . . . . . . . .   | 4513             2  |M.1.
2.  Fee income from the sale and servicing of mutual funds and annuities in domestic offices           | //////////////////  |
    (included in Schedule RI, item 5.g). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 8431           388  |M.2.
3.  Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above . . . .   | 4309             0  |M.3.
4.  To be completed only by banks with $1 billion or more in total assets:                             | //////////////////  |
    Taxable equivalent adjustment to "income (loss) before income taxes and extraordinary              | //////////////////  |
    items and other adjustments" (item 8 above). . . . . . . . . . . . . . . . . . . . . . . . . . .   | 1244           466  |M.4.
5.  Number of full-time equivalent employees on payroll at end of current period (round to             | ////        Number  |
    nearest whole number). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 4150         5,705  |M.5.
                                                                                                       -----------------------


Schedule RI-A-- Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                      --------
                                                                                                                      | 1483 |
                                                                                                       -----------------------
                                                                         Dollar Amounts in Thousands   | RIAD  Bil Mil Thou  |
- ------------------------------------------------------------------------------------------------------------------------------

1.  Total equity capital originally reported in the December 31, 1993, Reports of Condition            | /////////////////// |
    and Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 3215      1,131,626 | 1.
2.  Equity capital adjustments from amended Reports of Income, net*. . . . . . . . . . . . . . . . .   | 3216              0 | 2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2) . . . . . . . . . . . . . .   | 3217      1,131.626 | 3.
4.  Net income (loss) (must equal Schedule R1, item 12). . . . . . . . . . . . . . . . . . . . . . .   | 4340         40,944 | 4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net . . . . . . . . . . . . . . .   | 4346              0 | 5.
6.  Changes incident to business combinations, net . . . . . . . . . . . . . . . . . . . . . . . . .   | 4356              0 | 6.
7.  LESS: Cash dividends declared on preferred stock . . . . . . . . . . . . . . . . . . . . . . . .   | 4470              0 | 7.
8.  LESS: Cash dividends declared on common stock. . . . . . . . . . . . . . . . . . . . . . . . . .   | 4460         21,500 | 8.
9.  Cumulative effect of changes in accounting principles from prior years* (see instructions          | /////////////////// |
    for this schedule) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 4411              0 | 9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)   | 4412              0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities . . . . . . . .   | 8433        (14,105)| 11.
12. Foreign currency translation adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 4414              0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) . . . .   | 4415              0 | 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,    | /////////////////// |
    item 28) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 3210      1,136,965 | 14.
                                                                                                       |---------------------|

- ------------------------
* Describe on Schedule RI-E-Explanations


Legal Title of Bank:   SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:               777 MAIN STREET
City, State   Zip:     HARTFORD, CT   06115
FDIC Certificate No.:  |0|2|4|9|9|
                       -----------

                                   Call Date:  3/31/94 ST-BK: 09-0590  FFIEC 031
                                                                       Page RI 4

Schedule RI-B--Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                 --------------
                                                                                                                 |    1486    |
                                                                                -----------------------------------------------
                                                                                |     (Column A)       |     (Column B)       |
                                                                                |     Charge-offs      |     Recoveries       |
                                                                                |---------------------------------------------|
                                                                                |          calendar year-to-date              |
                                                                                |---------------------------------------------|
                                                Dollar Amounts in Thousands     |  RIAD Bil Mil Thou   |  RIAD Bil Mil Thou   |
- --------------------------------------------------------------------------------|---------------------------------------------|
1.  Loans secured by real estate:                                               | /////////////////////////////////////////// |
    a. To U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . .  | 4651          13,681 | 4661           1,899 | 1.a.
    b. To non-U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . .  | 4652               0 | 4662               0 | 1.b.
2.  Loans to depository institutions and acceptances of other banks: . . . . .  | /////////////////////////////////////////// |
    a. To U.S. Banks and other U.S. depository institutions. . . . . . . . . .  | 4653               0 | 4663               0 | 2.a.
    b. To foreign Banks. . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 4654               0 | 4664               0 | 2.b.
3.  Loans to finance agricultural production and other loans to farmers. . . .  | 4655               0 | 4665               1 | 3.
4.  Commercial and industrial loans:                                            | /////////////////////////////////////////// |
    a. To U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . .  | 4645           4,567 | 4617           1,539 | 4.a.
    b. To non-U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . .  | 4646               0 | 4618               0 | 4.b.
5.  Loans to individuals for household, family, and other personal              | /////////////////////////////////////////// |
    expenditures:                                                               | /////////////////////////////////////////// |
    a. Credit cards and related plans. . . . . . . . . . . . . . . . . . . . .  | 4656             354 | 4666              86 | 5.a.
    b. Other (includes single payment, installment, and all student loans) . .  | 4657             600 | 4667           1,225 | 5.b.
6.  Loans to foreign governments and official institutions . . . . . . . . . .  | 4643               0 | 4627               0 | 6.
7.  All other loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 4644             852 | 4628              45 | 7.
8.  Lease financing receivables:                                                | /////////////////////////////////////////// |
    a. Of U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . .  | 4658               0 | 4668               0 | 8.a.
    b. Of non-U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . .  | 4659               0 | 4669               0 | 8.b.
9.  Total (sum of items 1 through 8) . . . . . . . . . . . . . . . . . . . . .  | 4635          20,054 | 4605           4,795 | 9.
                                                                                -----------------------------------------------
                                                                                -------------------------------------------
                                                                                |    Cumulative     |     Cumulative      |
                                                                                |    Charge-offs    |     Recoveries      |
                                                                                |   Jan. 1, 1986    |    Jan. 1, 1986     |
                                                                                |     through       |      through        |
Memoranda                                        Dollar Amounts in Thousands    |   Dec. 31, 1989   |    Report Date      |
- --------------------------------------------------------------------------------|-----------------------------------------|
To be completed by national banks only.                                         | RIAD Bil Mil Thou |  RIAD Bil Mil Thou  |
                                                                                 -------------------------------------------
1.  Charge-offs and recoveries of Special-Category Loans, as defined for this   | ///////////////// | /////////////////// |
    Call Report by the Comptroller of the Currency . . . . . . . . . . . . . .  | ///////////////// | 4784            644 | M.1.
                                                                                |-----------------------------------------|
                                                                                |     (Column A)    |     (Column B)      |
Memorandum items 2 and 3 are to be completed by all banks                       |     Charge-offs   |     Recoveries      |
                                                                                |-------------------|---------------------|
                                                                                |         calendar year-to-date           |
                                                                                |-----------------------------------------|
2.  Loans to finance commercial real estate, construction, and land             | RIAD Bil Mil Thou |  RIAD Bil Mil Thou  |
    development activities (not secured by real estate) included in             |-----------------------------------------|
    Schedule RI-8, part I, items 4 and 7, above. . . . . . . . . . . . . . . .  | 5409          515 | 5410            138 |M.2.
3.  Loans secured by real estate in domestic offices (included in               | ///////////////// | /////////////////// |
    Schedule RI-8, part I, item 1, above). . . . . . . . . . . . . . . . . . .  | ///////////////// | /////////////////// |
    a. Construction and land development . . . . . . . . . . . . . . . . . . .  | 3582          570 | 3583             23 |M.3.a.
    b. Secured by farmland . . . . . . . . . . . . . . . . . . . . . . . . . .  | 3584            0 | 3585             13 |M.3.b.
    c. Secured by 1-4 family residential properties:                            | ///////////////// | /////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential          | ///////////////// | /////////////////// |
           properties and extended under lines of credit . . . . . . . . . . .  | 5411          319 | 5412             11 |M.3.c.(1)
       (2) All other loans secured by 1-4 family residential properties. . . .  | 5413        4,638 | 5414            534 |M.3.c.(2)
    d. Secured by multifamily (5 or more) residential properties . . . . . . .  | 3588        2,252 | 3589              6 |M.3.d.
    3. Secured by nonfarm nonresidential properties. . . . . . . . . . . . . .  | 3590        5,902 | 3591          1,311 |M.3.e.
                                                                                -------------------------------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:              777 Main Street
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      -----------

                                 Call Date:   3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                       Page RI-5

Schedule RI-B--Continued

Part II. Changes in Allowance for Loan and
         Lease Losses and in Allocated
         Transfer Risk Reserve


                                                                           -------------------------------------------
                                                                           |     (Column A)     |     (Column B)     |
                                                                           |   Allowance for    |      Allocated     |
                                                                           |   Loan and Lease   |    Transfer Risk   |
                                                                           |      Losses        |       Reserve      |
                                                                           |--------------------|--------------------|
                                               Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
- ---------------------------------------------------------------------------|--------------------|--------------------|
1. Balance originally reported in the December 31, 1993, Reports of        | ////////////////// | ////////////////// |
   Condition and Income. . . . . . . . . . . . . . . . . . . . . . . . . . | 3124       350,900 | 3131             0 | 1.
2. Recoveries (column A must equal part I, item 9, column B above) . . . . | 4605         4,795 | 3132             0 | 2.
3. LESS: Charge-offs (column A must equal part I, item 9, column A above). | 4635        20,054 | 3133             0 | 3.
4. Provision (column A must equal Schedule RI, item 4.a; column B must     | ////////////////// | ///////////////////|
   equal Schedule RI, item 4.b). . . . . . . . . . . . . . . . . . . . . . | 4230        (1,258)| 4243             0 | 4.
5. Adjustments* (see instructions for this schedule) . . . . . . . . . . . | 4815             0 | 3134             0 | 5.
6. Balance end of current period (sum of items 1 through 5) (column A must | ////////////////// | ////////////////// |
   equal Schedule RC, item 4.b; column B must equal Schedule RC,           | ////////////////// | ////////////////// |
   item 4.c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 3123       334,383 | 3128             0 | 6.
                                                                           -------------------------------------------
- ------------

*Describe on Schedule RI-E--Explanations.



Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.


                                                                                                               --------
                                                                                                               | 1489 | (-
                                                                                                 ----------------------
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- -----------------------------------------------------------------------------------------------------------------------
1. Federal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4780           N/A | 1.
2. State and local . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4790           N/A | 2.
3. Foreign . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4795           N/A | 3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b). . . . . . | 4770           N/A | 4.
                                                                   ------------------------------|                    |
5. Deferred portion of item 4 . . . . . . . . . . . . . . . . . .  | RIAD 4772 |             N/A | ////////////////// | 5.
                                                                   ----------------------------------------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:              777 MAIN STREET
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      -----------

                                 Call Date:   3/31/94  ST-GK: 09-0590  FFIEC 031
                                                                       Page RI-6

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations


                                                                                                            -----------
                                                                                                            |   1492  | (-
                                                                                                       ----------------
                                                                                                       | Year-to-date |
                                                                                                 ----------------------
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- -----------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,       | ////////////////// |
   and IBFs:                                                                                     | ////////////////// |
   a. Interest income booked . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4837           N/A | 1.a.
   b. Interest expense booked. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4838           N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and IBFs   | ////////////////// |
      (item 1.a minus 1.b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4839           N/A | 1.c.
2. Adjustments for booking location of international operations:                                 | ////////////////// |
   a. Net interest income attributable to international operations booked at domestic offices. . | 4840           N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices. . . . . . | 4841           N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) . . . . . . . . . . . . . . . . . . . | 4842           N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                      | ////////////////// |
   a. Noninterest income attributable to international operations. . . . . . . . . . . . . . . . | 4097           N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations . . . . . . . | 4235           N/A | 3.b.
   c. Other noninterest expense attributable to international operations . . . . . . . . . . . . | 4239           N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a        | ////////////////// |
      minus 3.b and 3.c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4843           N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation    | ////////////////// |
   adjustment (sum of items 1.c, 2.c, and 3.d) . . . . . . . . . . . . . . . . . . . . . . . . . | 4844           N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect   | ////////////////// |
   the effects of equity capital on overall bank funding costs . . . . . . . . . . . . . . . . . | 4845           N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation     | ////////////////// |
   adjustment (sum of items 4 and 5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4846           N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6. . . | 4797           N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7). . . . . . . . | 4341           N/A | 8.
                                                                                                 ----------------------


Memoranda
                                                                                                 ----------------------
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- -----------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above . . . . . . . . . . . . . . . . . . . | 4847           N/A | M.1.
2. Intracompany interest income included in item 1.b above . . . . . . . . . . . . . . . . . . . | 4848           N/A | M.2.
                                                                                                 ----------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                       ----------------
                                                                                                       | Year-to-date |
                                                                                                 ----------------------
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- -----------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4849           N/A | 1.
2. Interest expense booked at IBFs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4850           N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices        | ////////////////// |
   (excluding IBFs):                                                                             | ////////////////// |
   a. Gains (losses) and extraordinary items . . . . . . . . . . . . . . . . . . . . . . . . . . | 5491           N/A | 3.a.
   b. Fees and other noninterest income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 5492           N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at        | ////////////////// |
   domestic offices (excluding IBFs) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4852           N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic offices | ////////////////// |
   (excluding IBFs). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4853           N/A | 5.
                                                                                                 ----------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:              777 MAIN STREET
City, State  Zip:     HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      -----------

                                  Call Date:   3/31/94 ST-BK: 09-0590  FFIEC 03:
                                                                       Page RI-7

SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.


Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                 ----------
                                                                                                                 |  I495  | (-
                                                                                                           ----------------
                                                                                                           | Year-to-date |
                                                                                                           ----------------
                                                                         Dollar Amounts in Thousands |  RIAD Bil Mil Thou |
- --------------------------------------------------------------------------------------------------------------------------|
1. All other noninterest income (from Schedule RI, item 5.f.(2))                                     | ////////////////// |
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                      | ////////////////// |
   a. Net gains on other real estate owned . . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 5415             0 | 1.a.
   b. Net gains on sales of loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 5416             0 | 1.b.
   c. Net gains on sales of premises and fixed assets. . . . . . . . . . . . . . . . . . . . . . .   | 5417             0 | 1.c.
   Itemize and describe the three largest other amounts that exceed 10% of                           | ////////////////// |
   Schedule RI, item 5.f.(2):                                                                        | ////////////////// |
      -------------                                                                                  |                    |
   d. | TEXT 4461 | Chargeback to affiliates                                                         | 4461         8,494 | 1.d.
      -----------------------------------------------------------------------------------------------|                    |
   e. | TEXT 4462 |                                                                                  | 4462               | 1.e.
      -----------------------------------------------------------------------------------------------|                    |
   f. | TEXT 4463 |                                                                                  | 4463               | 1.f.
      -----------------------------------------------------------------------------------------------|                    |
2. Other noninterest expense (from Schedule RI, item 7.c):                                           | ////////////////// |
   a. Amortization expense of intangible assets. . . . . . . . . . . . . . . . . . . . . . . . . .   | 4531         2,450 | 2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:                                          | ////////////////// |
   b. Net losses on other real estate owned. . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 5418             0 | 2.b.
   c. Net losses on sales of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 5419             0 | 2.c.
   d. Net losses on sales of premises and fixed assets . . . . . . . . . . . . . . . . . . . . . .   | 5420             0 | 2.d.
   Itemize and describe the three largest other amounts that exceed 10% of                           | ////////////////// |
   Schedule RI, item 7.c:                                                                            | ////////////////// |
      -------------                                                                                  |                    |
   e. | TEXT 4464 |                                                                                  | 4464               | 2.e.
      -----------------------------------------------------------------------------------------------|                    |
   f. | TEXT 4467 |                                                                                  | 4467               | 2.f.
      -----------------------------------------------------------------------------------------------|                    |
   g. | TEXT 4468 |                                                                                  | 4468               | 2.g.
      -----------------------------------------------------------------------------------------------|                    |
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and                       | ////////////////// |
   applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe                  | ////////////////// |
   all extraordinary items and other adjustments):                                                   | ////////////////// |
          -------------                                                                              |                    |
   a. (1) | TEXT 4469 |                                                                              | 4469               | 3.a.(1)
          -------------------------------------------------------------------------------------------|                    |
      (2) Applicable income tax effect                           | RIAD 4486 |                       | ////////////////// | 3.a.(2)
          -------------                                          ------------------------------------|                    |
   b. (1) | TEXT 4487 |                                                                              | 4487               | 3.b.(1)
          -------------------------------------------------------------------------------------------|                    |
      (2) Applicable income tax effect                           | RIAD 4488 |                       | ////////////////// | 3.b.(2)
          -------------                                          ------------------------------------|                    |
   c. (1) | TEXT 4489 |                                                                              | 4489               | 3.c.(1)
          -------------------------------------------------------------------------------------------|                    |
      (2) Applicable income tax effect                           | RIAD 4491 |                       | ////////////////// | 3.c.(2)
                                                                 ------------------------------------|                    |
4. Equity capital adjustments from amended Reports of Income (from Schedule RI+A,                    | ////////////////// |
   item 2) (itemize and describe all adjustments):                                                   | ////////////////// |
      -------------                                                                                  |                    |
   a. | TEXT 4492 |                                                                                  | 4492               | 4.a.
      -----------------------------------------------------------------------------------------------|                    |
   b. | TEXT 4493 |                                                                                  | 4493               | 4.b.
      -----------------------------------------------------------------------------------------------|                    |
5. Cumulative effect of changes in accounting principles from prior years (from                      | ////////////////// |
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):               | ////////////////// |
      -------------                                                                                  |                    |
   a. | TEXT 4494 |                                                                                  | 4494               | 5.a.
      -----------------------------------------------------------------------------------------------|                    |
   b. | TEXT 4495 |                                                                                  | 4495               | 5.b.
      -----------------------------------------------------------------------------------------------|                    |
6. Corrections of material accounting errors from prior years (from Schedule RI-A,                   | ////////////////// |
   item 10) (itemize and describe all corrections):                                                  | ////////////////// |
      -------------                                                                                  |                    |
   a. | TEXT 4496 |                                                                                  | 4496               | 6.a.
   b. | TEXT 4497 |                                                                                  | 4497               | 6.b.
      ---------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:              777 MAIN STREET
City, State  Zip:     HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      -----------

                                    Call Date:  3/31/94 ST-BK: 09-0590 FFIEC 031
                                                                       Page RI-8

SCHEDULE RI-E--Continued

                                                                                                           ----------------
                                                                                                           | Year-to-date |
                                                                                                      ---------------------
                                                                         Dollar Amounts in Thousands |  RIAD Bil Mil Thou |
- -----------------------------------------------------------------------------------------------------|--------------------|
7. Other transactions with parent holding company (from Schedule RI-A, item 13)                      | ////////////////// |
   (itemize and describe all such transactions):                                                     | ////////////////// |
      ------------                                                                                   |                    |
   a. | TEXT 4498 |                                                                                  | 4498               | 7.a.
      -----------------------------------------------------------------------------------------------|                    |
   b. | TEXT 4499 |                                                                                  | 4499               | 7.b
      -----------------------------------------------------------------------------------------------|                    |
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II,                  | ////////////////// |
   item 5) (itemize and describe all adjustments):                                                   | ////////////////// |
      ------------
   a. | TEXT 4521 |                                                                                  | 4521               | 8.a.
      -----------------------------------------------------------------------------------------------|                    |
   b. | TEXT 4522 |                                                                                  | 4522               | 8.b.
      -----------------------------------------------------------------------------------------------|--------------------|
9. Other explanations (the space below is provided for the bank to briefly describe,                 |   I498   |  I499   | (-
   at its option, any other significant items affecting the Report of Income):
               ---
   No comment  | | (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)


Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                       Page RC-1

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1994

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet


                                                                                                            -------
                                                                                                            | C400 |
                                                                                               --------------------|
                                                                   Dollar Amounts in Thousands | RCFD Bil Mil Thou |
- -----------------------------------------------------------------------------------------------|-------------------|
     ASSETS                                                                                    | ///////////////// |
 1.  Cash and balances due from depository institutions (from Schedule RC-A):                  | ///////////////// |
     (a)  Noninterest-bearing balances and currency and coin(1). . . . . . . . . . . . . . . . | 0081      904,815 | 1.a.
     (b)  Interest-bearing balances(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 0071      200,000 | 1.b.
 2.  Securities:                                                                               | ///////////////// |
     (a)  Held-to maturity securities (from Schedule RC-B, column A) . . . . . . . . . . . . . | 1754    3,503,554 | 2.a.
     (b)  Available-for-sale securities (from Schedule RC-B, column D) . . . . . . . . . . . . | 1773    1,011,545 | 2.b.
 3.  Federal funds sold and securities purchased under agreements to resell in domestic offices| ///////////////// |
     of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                      | ///////////////// |
     (a)  Federal funds sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 0276            0 | 3.a.
     (b)  Securities purchased under agreements to resell. . . . . . . . . . . . . . . . . . . | 0277            0 | 3.b.
 4.  Loans and Lease financing receivables:                            ------------------------| ///////////////// |
     (a)  Loans and Leases, net of unearned income (from Schedule RC-C)| RCFD 2122 | 8,266,522 | ///////////////// | 4.a.
     (b)  LESS: Allowance for Loan and Lease Losses . . . . . . . . .  | RCFD 3123 |   334,383 | ///////////////// | 4.b.
     (c)  LESS: Allocated transfer risk reserve  . . . . . . . . . . . | RCFD 3128 |         0 | ///////////////// | 4.c.
     (d)  Loans and leases, net of unearned income,                    ------------------------| ///////////////// |
             allowance, and reserve (item 4.a minus 4.b and 4.c) . . . . . . . . . . . . . . . | 2125    7,932,139 | 4.d.
 5.  Assets held in trading accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 3545            0 | 5.
 6.  Premises and fixed assets (including capitalized Leases). . . . . . . . . . . . . . . . . | 2145      168,167 | 6.
 7.  Other real estate owned (rom Schedule RC-H) . . . . . . . . . . . . . . . . . . . . . . . | 2150       20,657 | 7.
 8.  Investment in unconsolidated subsidiaries and associated companies (from Schedule RC-H) . | 2130            0 | 8.
 9.  Customers' liability to this bank on acceptances outstanding. . . . . . . . . . . . . . . | 2155       31,157 | 9.
10.  Intangible assets (from Schedule RC-H). . . . . . . . . . . . . . . . . . . . . . . . . . | 2143       72,849 |10.
11.  Other assets (from Schedule RC-F) . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 2160      648,388 |11.
12.  Total assets (sum of items 1 through 11). . . . . . . . . . . . . . . . . . . . . . . . . | 2170   14,493,271 |12.
                                                                                                --------------------
- ------------------------

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.


Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                       Page RC-2

Schedule RC--Continued


                                                                                             ---------------------------
                                                                 Dollar Amounts in Thousands | //////// Bil  Mil  Thou |
- ------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                                  | /////////////////////// |
13.  Deposits:                                                                               | /////////////////////// |
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E part 1) . . | RCON 2200    7,548,857  | 13.a.
                                                                     ------------------------
        (1)  Noninterest-bearing (1) . . . . . . . . . . . . . . . . | RCON 6631   2,344,664 | /////////////////////// | 13.a.(1)
        (2)  Interest-bearing . . . . . . . . . . . . . . . . . . .  | RCON 6636   5,204,193 | /////////////////////// | 13.a.(2)
                                                                     ------------------------
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,   | /////////////////////// |
        part 11) . . . . . . . . . . . . . . . . . . . . .  . . . . . .  . . . . . . . . . . | RCFN 2200      243,933  | 13.b.
                                                                     ------------------------
        (1)  Noninterest-bearing . . . . . . . . . . . . . . . . . . | RCFN 6631           0 | /////////////////////// | 13.b.(1)
        (2)  Interest-bearing . . . . . . . . . . . . . . . . . . .  | RCFN 6636     243,933 | /////////////////////// | 13.b.(2)
                                                                     ------------------------
14.  Federal funds purchased and securities sold under agreements to repurchase in domestic  | /////////////////////// |
     offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:            | /////////////////////// |
     a.  Federal funds purchased  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | RCFD 0278     1,824,426 | 14.a.
     b.  Securities sold under agreements to repurchase . . . . . . . . . . . . . . . . . .  | RCFD 0279     3,162,509 | 14.b.
15.  a.  Demand notes issued to the U.S. Treasury . . . . . . . . . . . . . . . . . . . . .  | RCON 2840       168,554 | 15.a.
     b.  Trading liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | RCFD 3548         7,085 | 15.b.
16.  Other borrowed money:                                                                   | /////////////////////// |
     a.  With original maturity of one year or less . . . . . . . . . . . . . . . . . . . .  | RCFD 2332       279,380 | 16.a.
     b.  With original maturity of more than one year . . . . . . . . . . . . . . . . . . .  | RCFD 2333             0 | 16.b.
17.  Mortgage indebtedness and obligations under capitalized Leases . . . . . . . . . . . .  | RCFD 2910         9,880 | 17.
18.  Bank's Liability on acceptances executed and outstanding . . . . . . . . . . . . . . .  | RCFD 2920        31,157 | 18.
19.  Subordinated notes and debentures  . . . . . . . . . . . . . . . . . . . . . . . . . .  | RCFD 3200             0 | 19.
20.  Other Liabilities (from Schedule RC-G) . . . . . . . . . . . . . . . . . . . . . . . .  | RCFD 2930        80,525 | 20.
21.  Total Liabilities (sum of items 13 through 20) . . . . . . . . . . . . . . . . . . . .  | RCFD 2948    13,356,306 | 21.
                                                                                             | /////////////////////// |
22.  Limited-Life preferred stock and related surplus . . . . . . . . . . . . . . . . . . .  | RCFD 3282             0 | 22.
EQUITY CAPITAL                                                                               | /////////////////////// |
23.  Perpetual preferred stock and related surplus  . . . . . . . . . . . . . . . . . . . .  | RCFD 3838             0 | 23.
24.  Common stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | RCFD 3230        19,489 | 24.
25.  Surplus (exclude all surplus related to preferred stock) . . . . . . . . . . . . . . .  | RCFD 3839       849,190 | 25.
26.  a. Undivided profits and capital reserves  . . . . . . . . . . . . . . . . . . . . . .  | RCFD 3632       281,158 | 26.a.
     b. Net unrealized holdings gains (Losses) on available-for-sale securities . . . . . .  | RCFD 8438       (12,872)| 26.b.
27.  Cumulative foreign currency translation adjustments  . . . . . . . . . . . . . . . . .  | RCFD 3284             0 | 27.
28.  Total equity capital (sum of items 23 through 27)  . . . . . . . . . . . . . . . . . .  | RCFD 3210     1,136,965 | 28.
29.  Total liabilities, Limited-Life preferred stock, and equity capital(sum of items 21, 22,| /////////////////////// |
     and 28). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | RCFD 3300    14,493,271 | 29.
                                                                                             ---------------------------

MEMORANDUM
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 1993. . . . . .
                                                                  Number
                                                    --------------------
                                                    |  RCFD 6724   2    | M.1.
                                                    ---------------------
1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

- ------------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:              777 MAIN STREET
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      -----------

                              Call Date:   3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                    Page RC-3

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held in trading accounts.

                                                                                                            ----------
                                                                                                            |  C4DS  |
                                                                           -------------------------------------------
                                                                           |     (Column A)     |     (Column B)     |
                                                                           |    Consolidated    |      Domestic      |
                                                                           |        Bank        |      Offices       |
                                                                           |--------------------|--------------------|
                                               Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
- ---------------------------------------------------------------------------|--------------------|--------------------|
1. Cash items in process of collection, unposted debits, and currency and  | ////////////////// | ////////////////// |
   coin  ................................................................. | 0022       596,851 | ////////////////// | 1.
   a. Cash items in process of collection and unposted debits............. | ////////////////// | 0020       483,959 | 1.a.
   b. Currency and coin................................................... | ////////////////// | 0080       112,892 | 1.b.
2. Balances due from depository institutions in the U.S. ................. | ////////////////// | 0082        86,207 | 2.
   a. U.S. branches and agencies of foreign banks (including their 18Fs).. | 0083             0 | ////////////////// | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions | ////////////////// | ////////////////// |
      in the U.S. (including their 18Fs).................................. | 0085        86,207 | ////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks. | ////////////////// | 0070       204,415 | 3.
   a. Foreign branches of other U.S. banks................................ | 0073             0 | ////////////////// | 3.a.
   b. Other banks in foreign countries and foreign central banks.......... | 0074       204,415 | ////////////////// | 3.b.
4. Balances due from Federal Reserve Banks................................ | 0090       217,342 | 0090       217,342 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal          | ////////////////// | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b)................................. | 0010     1,104,815 | 0010     1,104,815 | 5.
                                                                           -------------------------------------------


                                                                                                ----------------------
Memorandum                                                          Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,      | ////////////////// |
column 8 above)................................................................................ | 0050        86,207 |
                                                                                                ---------------------- M.1.


Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:              777 MAIN STREET
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      -----------

                               Call Date:   3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                     Page RC-4
Schedule RC-B--Securities

Exclude assets held in trading accounts.


                                                                                                               --------
                                                                                                               | C410 |
                                  -------------------------------------------------------------------------------------
                                  |              Held-to-maturity           |         Available-for-sale              |
                                  -------------------------------------------------------------------------------------
                                  |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                  |   Amortized Cost   |     Fair Value     |    Amortized Cost  |    Fair Value(1)   |
                                  ------------------------------------------------------------------------------------|
     Dollar Amounts in Thousands  | RCFD Bil Mil Thou  | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------------------------|
1. U.S. Treasury securities...... | 0211     1,048,235 | 0213    1,011,643  | 1286       758,370 | 1287       741,321 | 1.
2. U.S. Government agency         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and corporation obligations    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                   | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2)........... | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3)................ | 1294             0 | 1295             0 | 1297             0 | 1298             0 | 2.b.
3. Securities issued by states    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and political subdivisions     | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   in the U.S.:                   | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. General obligations........ | 1676             0 | 1677             0 | 1678           138 | 1679           142 | 3.a.
   b. Revenue obligations........ | 1681             0 | 1686             0 | 1690             0 | 1691             0 | 3.b.
   c. Industrial development      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      and similar obligations.... | 1694             0 | 1695             0 | 1696             0 | 1697             0 | 3.c.
4. Mortgage-backed                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities (MBS):              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Pass-through securities     | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Guaranteed by           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA................... | 1698             0 | 1699             0 | 1701        91,023 | 1702        94,713 | 4.a.(1)
      (2) Issued by FNMA          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC.............. | 1703     1,669,092 | 1705     1,656,370 | 1706             0 | 1707             0 | 4.a.(2)
      (3) Privately-issued....... | 1709        20,194 | 1710        19,468 | 1711             0 | 1713             0 | 4.a.(3)
   b. CMOs and REMICs:            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Issued by FNMA          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC.............. | 1714             0 | 1715             0 | 1716             0 | 1717             0 | 4.b.(1)
      (2) Privately-issued        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and collateralized      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by MBS issued or        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          guaranteed by           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          FNMA, FHLMC, or         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA................... | 1718             0 | 1719             0 | 1731             0 | 1732             0 | 4.b.(2)
      (3) All other privately-    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          issued................. | 1733        37,690 | 1734        37,382 | 1735       155,019 | 1736       148,784 | 4.b.(3)
5. Other debt securities:         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Other domestic debt         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities................. | 1737       725,093 | 1738       726,925 | 1739             0 | 1741             0 | 5.a
   b. Foreign debt                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities................. | 1742         3,250 | 1743         3,264 | 1744             0 | 1746             0 | 5.b
                                  |-----------------------------------------------------------------------------------|

- -----------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than pass-through securities, CMOs, and REMICs) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                       Page RC-5

Schedule RC-B--Continued

                                        -------------------------------------------------------------------------------------
                                        |             Held-to-maturity            |         Available-for-sale              |
                                        -------------------------------------------------------------------------------------
                                        |   (Column A)       |    (Column B)      |     (Column C)     |    (Column D)      |
                                        |  Amortized Cost    |    Fair Value      |    Amortized Cost  |   Fair Value(1)    |
                                        -------------------------------------------------------------------------------------
            Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- -----------------------------------------------------------------------------------------------------------------------------
6. Equity securities:                   | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Investments in mutual             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      funds............................ | ////////////////// | ////////////////// | 1747             0 | 1748             0 |  6.a.
   b. Other equity securities           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      with readily determin-            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      able fair values................. | ////////////////// | ////////////////// | 1749             0 | 1751             0 |  6.b.
   c. All other equity                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities(1).................... | ////////////////// | ////////////////// | 1752        26,585 | 1753        26,585 |  6.c.
7. Total (sum of items 1                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   through 6) (total of                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   column A must equal                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC, item 2.a)               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (total of column D must              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   equal Schedule RC,                   | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   item 2.b)........................... | 1754     3,503,554 | 1771     3,455,052 | 1772     1,031,135 | 1773     1,011,545 |  7.
                                        -------------------------------------------------------------------------------------

                                                                                                               -----------
                                                                                                               |  C412   | (-
MEMORANDA                                                                                           ----------------------
                                                                         Dollar Amounts in Thousands| RCFD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------------------------------
1.  Pledged securities(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | D416     3,719,885 | M.1.
2.  Maturity and repricing data for debt securities(2)(3)(4) (excluding those in nonaccrual status):| ////////////////// |
    a. Fixed rate debt securities with a remaining maturity of:                                     | ////////////////// |
       (1) Three months or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 0343        16,585 | M.2.a.(1)
       (2) Over three months through 12 months  . . . . . . . . . . . . . . . . . . . . . . . . . . | 0344             0 | M.2.a.(2)
       (3) Over one year through five years . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 0345     2,062,474 | M.2.a.(3)
       (4) Over five years  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 0346     2,236,321 | M.2.a.(4)
       (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)) . . . | 0347     4,315,380 | M.2.a.(5)
    b. Floating rate debt securities with a repricing frequency of:                                 | ////////////////// |
       (1) Quarterly or more frequently . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4544        20,194 | M.2.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly  . . . . . . . . . . . . | 4545       152,940 | M.2.b.(2)
       (3) Every five years or more frequently, but less frequently than annually . . . . . . . . . | 4551             0 | M.2.b.(3)
       (4) Less frequently than every five years  . . . . . . . . . . . . . . . . . . . . . . . . . | 4552             0 | M.2.b.(4)
       (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)). . | 4553       173,134 | M.2.b.(5)
    c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt   | ////////////////// |
       securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual   | ////////////////// |
       debt securities included in Schedule RC-B, item 9, column C) . . . . . . . . . . . . . . . . | 0393     4,488,514 | M.2.c.
3.  Not applicable                                                                                  | ////////////////// |
4.  Held-to-maturity debt securities restructured and in compliance with modified terms (included   | ////////////////// |
    in Schedule RC-B, items 3 through 5, column A, above). . . . . . . . . . . . . . . . . . . . .  | 5365             0 | M.4.
5.  Not applicable                                                                                  | ////////////////// |
6.  Floating rate debt securities with a remaining maturity of one year or less(2) (included in     | ////////////////// |
    Memorandum item 2.b.(5) above) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 5519         2,000 | M.6.
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or      | ////////////////// |
    trading securities during the calendar year-to-date  . . . . . . . . . . . . . . . . . . . . .  | 1778             0 | M.7.
                                                                                                    ----------------------

- -------------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c. column D.
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.


Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                       Page RC-6

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

Part I. Loans and Leases


Do not deduct the allowance for Loan and Lease Losses from amounts                                               --------
reported in this schedule.  Report total Loans and Leases, net of unearned                                       | C415 | (-
income. Exclude assets held in trading accounts.                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |    Consolidated    |      Domestic      |
                                                                              |        Bank        |       Offices      |
                                                                              -------------------------------------------
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate . . . . . . . . . . . . . . . . . . . . . . .| 1410     4,370,884 | ////////////////// | 1.
    a. Construction and land development . . . . . . . . . . . . . . . . . . .| ////////////////// | 1415        89,497 | 1.a.
    b. Secured by farmland (including farm residential and other              | ////////////////// | ////////////////// |
       improvements) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .| ////////////////// | 1420         1,482 | 1.b.
    c. Secured by 1-4 family residential properties:                          | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential        | ////////////////// | ////////////////// |
           properties and extended under lines of credit . . . . . . . . . . .| ////////////////// | 1797       394,116 | 1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:      | ////////////////// | ////////////////// |
           (a) Secured by first liens. . . . . . . . . . . . . . . . . . . . .| ////////////////// | 5367     2,536,461 | 1.c.(2)(a)
           (b) Secured by junior liens . . . . . . . . . . . . . . . . . . . .| ////////////////// | 5368       179,781 | 1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties . . . . . . .| ////////////////// | 1460        84,769 | 1.d.
    e. Secured by nonfarm nonresidential properties. . . . . . . . . . . . . .| ////////////////// | 1480     1,084,778 | 1.e.
2.  Loans to depository institutions:                                         | ////////////////// | ////////////////// |
    a. To commercial banks in the U.S. . . . . . . . . . . . . . . . . . . . .| ////////////////// | 1505         6,581 | 2.a.
       (1) To U.S. branches and agencies of foreign banks. . . . . . . . . . .| 1506             0 | ////////////////// | 2.a.(1)
       (2) To other commercial banks in the U.S. . . . . . . . . . . . . . . .| 1507         6,581 | ////////////////// | 2.a.(2)
    b. To other depository institutions in the U.S.. . . . . . . . . . . . . .| 1517             0 | 1517             0 | 2.b.
    c. To banks in foreign countries . . . . . . . . . . . . . . . . . . . . .| ////////////////// | 1510             0 | 2.c.
       (1) To foreign branches of other U.S. banks . . . . . . . . . . . . . .| 1513             0 | ////////////////// | 2.c.(1)
       (2) To other banks in foreign countries . . . . . . . . . . . . . . . .| 1516             0 | ////////////////// | 2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers. . . .| 1590         1,259 | 1590         1,259 | 3.
4.  Commercial and industrial loans:                                          | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . .| 1763     2,625,120 | 1763     2,625,120 | 4.a.
    b. To non-U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . .| 1764             0 | 1764             0 | 4.b.
5.  Acceptances of other banks:                                               | ////////////////// | ////////////////// |
    a. Of U.S. banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . .| 1756           154 | 1756           154 | 5.a.
    b. Of foreign banks. . . . . . . . . . . . . . . . . . . . . . . . . . . .| 1757             0 | 1757             0 | 5.b.
6.  Loans to individuals for household, family, and other personal            | ////////////////// | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper) . . . . . .| ////////////////// | 1975       389,666 | 6.
    a. Credit cards and related plans (includes check credit and other        | ////////////////// | ////////////////// |
       revolving credit plans) . . . . . . . . . . . . . . . . . . . . . . . .| 2008        27,099 | ////////////////// | 6.a.
    b. Other (includes single payment, installment, and all student loans) . .| 2011       362,567 | ////////////////// | 6.b.
7.  Loans to foreign governments and official institutions (including         | ////////////////// | ////////////////// |
    foreign central banks) . . . . . . . . . . . . . . . . . . . . . . . . . .| 2081             0 | 2081             0 | 7.
8.  Obligations (other than securities and leases) of states and political    | ////////////////// | ////////////////// |
    subdivisions in the U.S. (includes nonrated industrial development        | ////////////////// | ////////////////// |
    obligations) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .| 2107        53,771 | 2107        53,771 | 8.
9.  Other loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .| 1563       820,827 | ////////////////// | 9.
    a. Loans for purchasing or carrying securities (secured and unsecured) . .| ////////////////// | 1545       268,502 | 9.a.
    b. All other loans (exclude consumer loans). . . . . . . . . . . . . . . .| ////////////////// | 1564       552,325 | 9.b.
10. Lease financing receivables (net of unearned income) . . . . . . . . . . .| ////////////////// | 2165         2,653 |10.
    a. Of U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . .| 2182         2,653 | ////////////////// |10.a.
    b. Of non-U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . .| 2183             0 | ////////////////// |10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above. . . . . .| 2123         4,393 | 2123         4,393 |11.
12. Total Loans and Leases, net of unearned income (sum of items 1 through    | ////////////////// | ////////////////// |
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a) . .| 2122     8,266,522 | 2122     8,266,522 |12.
                                                                              -------------------------------------------

Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                Call Date:  3/31/94   ST-BK: 09-0590   FFIEC 031
                                                                       Page RI-7

Schedule RC-C--Continued

Part I. Continued

                                                                               ------------------------------------------------
                                                                               |    (Column A)      |       (Column B)        |
                                                                               |   Consolidated     |        Domestic         |
                                                                               |       Bank         |         Offices         |
Memoranda                                                                      ------------------------------------------------
                                                  Dollar Amounts in Thousands  | RCFD  Bil Mil Thou | RCON       Bil Mil Thou |
- -------------------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above . . . . . . . . . | 1496             0 | 1496                  0 | M.1.
2. Loans and leases restructured and in compliance with modified terms         | ////////////////// | /////////////////////// |
   (included in Schedule RC-C, part I, above):                                 | ////////////////// | /////////////////////// |
   a. Loans secured by real estate:                                            | ////////////////// | /////////////////////// |
                                                                                                    ---------------------------
      (1) To U.S. addressees (domicile). . . . . . . . . . . . . . . . . . . . | 1687        29,848 | M.2.a(1)
      (2) To non-U.S. addresses (domicile) . . . . . . . . . . . . . . . . . . | 1689             0 | M.2.a(2)
   b. Loans to finance agricultural production and other loans to farmers . .  | 1613             0 | M.2.b.
   c. Commericial and industrial loans:                                        | ////////////////// |
      (1) To U.S. addressees (domicile). . . . . . . . . . . . . . . . . . . . | 1758         1,579 | M.2.c.(1)
      (2) To non-U.S. addresses (domicile) . . . . . . . . . . . . . . . . . . | 1759             0 | M.2.c.(2)
   d. All other loans (exclude loans to individuals for household,             | ////////////////// |
      family, and other personal expenditures) . . . . . . . . . . . . . . . . | 1615             0 | M.2.d.
   e. Lease financing receivables:                                             | ////////////////// |
      (1) Of U.S. addressees (domicile). . . . . . . . . . . . . . . . . . . . | 1789             0 | M.2.e.(1)
      (2) Of non-U.S. addresses (domicile) . . . . . . . . . . . . . . . . . . | 1790             0 | M.2.e.(2)
   f. Total (sum of Memorandum items 2.a through 2.e). . . . . . . . . . . . . | 1616        31,427 | M.2.f.
3. Maturity and repricing data for loans and leases (1) (excluding those       | ////////////////// |
   in nonaccrual status):                                                      | ////////////////// |
   a. Fixed rate loans and leases with a remaining maturity of:                | ////////////////// |
      (1) Three months or less . . . . . . . . . . . . . . . . . . . . . . . . | 0348       411,426 | M.3.a.(1)
      (2) Over three months through 12 months. . . . . . . . . . . . . . . . . | 0349        57,005 | M.3.a.(2)
      (3) Over one year through five years . . . . . . . . . . . . . . . . . . | 0356       721,559 | M.3.a.(3)
      (4) Over five years. . . . . . . . . . . . . . . . . . . . . . . . . . . | 0357     1,994,884 | M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of                            | ////////////////// |
          Memorandum items 3.a.(1) through 3.a.(4)). . . . . . . . . . . . . . | 0358     3,184,874 | M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:                       | ////////////////// |
      (1) Quarterly or more frequently . . . . . . . . . . . . . . . . . . . . | 4554     4,434,366 | M.3.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly. . . | 4555       310,256 | M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than        | ////////////////// |
          annually . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 4561       182,904 | M.3.b.(3)
      (4) Less frequently than every five years. . . . . . . . . . . . . . . . | 4564             0 | M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1)           | ////////////////// |
          through 3.b.(4). . . . . . . . . . . . . . . . . . . . . . . . . . . | 4567     4,927,526 | M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5))     | ////////////////// |
      (must equal the sum of total loans and leases, net, from                 | ////////////////// |
      Schedule RC-C, part I, item 12, plus unearned income from                | ////////////////// |
      Schedule RC-C, part I, item 11, minus total nonaccrual loans and         | ////////////////// |
      leases from Schedule RC-W, sum of items 1 through 8, column C) . . . . . | 1479     8,112,400 | M.3.c.
4. Loans to finance commercial real estate, construction, and land             | ////////////////// |
   development activities (not secured by real estate) included in             | ////////////////// |
   Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2)  . . . . . . . | 2746        40,590 | M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above) . | 5369       233,342 | M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family       | ////////////////// ---------------------------
   residential properties (included in Schedule RC-C, part I, item             | ////////////////// | RCON      Bil Mil Thou  |
                                                                                                    ---------------------------
   1.c.(2)(a), column B, page RC-6). . . . . . . . . . . . . . . . . . . . . . | ////////////////// | 5370           981,320  | M.6.
                                                                               ------------------------------------------------

- ------------------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.


Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                       Page RC-8

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of interest rate, foreign exchange rate, and other commodity and equity contracts (as reported in Schedule RC-L, items 11, 12, and 13).

                                                                                                       -----------------
                                                                                                       |     C420      |
                                                                                          ------------------------------
                                                              Dollar Amounts in Thousands | ///////////   Bil Mil Thou |
- ------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                    | ////////////////////////// |
   1. U.S. Treasury securities in domestic offices . . . . . . . . . . . . . . . . . . .  | RCON 3531                0 |  1.
   2. U.S. Government agency and corporation obligations in domestic offices              | ////////////////////////// |
      (exclude mortgage-backed securites) . . . . . . . . . . . . . . . . . . . . . . . . | RCON 3532                0 |  2.
   3. Securities issued by states and political subdivisions in the U.S. in               | ////////////////////////// |
      domestic offices:  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | RCON 3533                0 |  3.
   4. Mortgage-backed securities in domestic offices:                                     | ////////////////////////// |
      a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA. . . . . .  | RCON 3534                0 |  4.a.
      b. CMOs and REMICs issued by FNMA or FHLMC . . . . . . . . . . . . . . . . . . . .  | RCON 3535                0 |  4.b.
      c. All other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | RCON 3536                0 |  4.c.
   5. Other debt securities in domestic offices. . . . . . . . . . . . . . . . . . . . .  | RCON 3537                0 |  5.
   6. Certificates of deposit in domestic offices. . . . . . . . . . . . . . . . . . . .  | RCON 3538                0 |  6.
   7. Commercial paper in domestic offices . . . . . . . . . . . . . . . . . . . . . . .  | RCON 3539                0 |  7.
   8. Bankers acceptances in domestic offices. . . . . . . . . . . . . . . . . . . . . .  | RCON 3540                0 |  8.
   9. Other trading assets in domestic offices . . . . . . . . . . . . . . . . . . . . .  | RCON 3541                0 |  9.
  10. Trading assets in foreign offices. . . . . . . . . . . . . . . . . . . . . . . . .  | RCON 3542                0 | 10.
  11. Revaluation gains on interest rate, foreign exchange rate, and other commodity      | ////////////////////////// |
      and equity contracts:                                                               | ////////////////////////// |
      a. In domestic offices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | RCON 3543                0 | 11.a.
      b. In foreign offices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | RCFN 3544                0 | 11.b.
  12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5).  | RCFD 3545                0 | 12.
                                                                                          ------------------------------

                                                                                          ------------------------------
                                                                                          | ///////////   Bil Mil Thou |
  LIABILITIES                                                                             ------------------------------
  13. Liability for short positions. . . . . . . . . . . . . . . . . . . . . . . . . . .  | RCFD 3546                0 | 13.
  14. Revaluation losses on interest rate, foreign exchange rate, and other commodity     | ////////////////////////// |
      and equity contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | RCFD 3547            7,085 | 14.
  15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC,         | ////////////////////////// |
      item 15.b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | RCFD 3548            7,085 | 15.
                                                                                          ------------------------------


Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                               Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                    Page RC-9

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices


                                                                                                                --------
                                                                                                                | C425 |
                                                         --------------------------------------------------------------|
                                                         |                                         |   Nontransaction  |
                                                         |      Transaction Accounts               |      Accounts     |
                                                         --------------------------------------------------------------|
                                                         |     (Column A)     |      (Column B)    |      (Column C)   |
                                                         |  Total transaction |      Memo: Total   |         Total     |
                                                         | accounts (including|    demand deposits |    nontransaction |
                                                         |    total demand    |     (included in   |        accounts   |
                                                         |      deposits)     |       column A)    |  (including MMDAs)|
                                                         --------------------------------------------------------------|
                             Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON Bil Mil Thou |
- ------------------------------------------------------------------------------------------------------------------------
Deposits of:                                             | ////////////////// | ////////////////// | ///////////////// |
1. Individuals, partnerships, and corporations ......... | 2201     2,834,904 | 2240     1,894,010 | 2346    4,012,928 | 1.
2. U.S. Government ..................................... | 2202         6,768 | 2280         6,768 | 2520            0 | 2.
3. States and political subdivisions in the U.S. ....... | 2203       175,226 | 2290       150,389 | 2530      224,034 | 3.
4. Commercial banks in the U.S. ........................ | 2206       144,590 | 2310       144,590 | ///////////////// | 4.
   a. U.S. branches and agencies of foreign banks ...... | ////////////////// | ////////////////// | 2347            0 | 4.a.
   b. Other commercial banks in the U.S. ............... | ////////////////// | ////////////////// | 2348        1,500 | 4.b.
5. Other depository institutions in the U.S. ........... | 2207       102,800 | 2312       102,800 | 2349            0 | 5.
6. Banks in foreign countries .......................... | 2213         1,633 | 2320         1,633 | ///////////////// | 6.
   a. Foreign branches of other U.S. banks ............. | ////////////////// | ////////////////// | 2367            0 | 6.a.
   b. Other banks in foreign countries ................. | ////////////////// | ////////////////// | 2373            0 | 6.b.
7. Foreign governments and official institutions         | ////////////////// | ////////////////// | ///////////////// |
   (including foreign central banks) ................... | 2216           298 | 2300           298 | 2377            0 | 7.
8. Certified and official checks ....................... | 2330        44,176 | 2330        44,176 | ///////////////// | 8.
9. Total (sum of items 1 through 8) (sum of              | ////////////////// | ////////////////// | ///////////////// |
   columns A and C must equal Schedule RC,               | ////////////////// | ////////////////// | ///////////////// |
   item 13.a) .......................................... | 2215     3,310,395 | 2210     2,344,664 | 2385    4,238,462 | 9.
                                                         ---------------------------------------------------------------

                                                                                                   ---------------------
Memoranda                                                              Dollar Amounts in Thousands | RCON Bil Mil Thou |
- ------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e. sum of item 9, columns A and C):                    | ///////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ........................ | 6835      785,416 | M.1.a.
   b. Total brokered deposits .................................................................... | 2365       19,857 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                     | ///////////////// |
      (1) issued in denominations of less than $100,000 .......................................... | 2343           48 | M.1.c.(1)
      (2) issued either in denominations of $100,000 or in denominations greater than $100,000     | ///////////////// |
          and participated out by the broker in shares of $100,000 or less ....................... | 2344       13,357 | M.1.c.(2)
   d. Total deposits denominated in foreign currencies ........................................... | 3776            0 | M.1.d.
   e. Preferred deposits (uninsured deposits or states and political subdivisions in the U.S.      | ///////////////// |
      reported in item 3 above which are secured or collateralized as required under state law)... | 5590      399,259 | M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must        | ///////////////// |
   equal item 9, column C above):                                                                  | ///////////////// |
   a. Savings deposits:                                                                            | ///////////////// |
     (1) Money market deposit accounts (NHDAs) ................................................... | 6810      533,488 | M.2.a.(1)
     (2) Other savings deposits (excludes NHDAs) ................................................. | 0352    2,040,291 | M.2.a.(2)
   b. Total time deposits of less than $100,000 .................................................. | 6648    1,332,962 | M.2.b.
   c. Time certificates of deposit of $100,000 or more ........................................... | 6645      331,721 | M.2.c.
   d. Open-account time deposits of $100,000 or more ............................................. | 6646            0 | M.2.d.
3. All NOW accounts (included in column A above) ................................................. | 2398      965,731 | M.3.
                                                                                                   ---------------------

                                      19

Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                               Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                   Page RC-10

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)

- -------------------------------------------------------------------------------------------------------------------------------
| Deposit Totals of FDIC Insurance Assessments(1)                                                                              |
|                                                                                                  ---------------------       |
|                                                                      Dollar Amounts in Thousands | RCON Bil Mil Thou |       |
|-----------------------------------------------------------------------------------------------------------------------       |
| 4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)             | ///////////////// |       |
|    (must equal Schedule RC, item 13.a) ......................................................... | 2200    7,548,857 | M.4.  |
|                                                                                                  | ///////////////// |       |
|    a. Total demand deposits (must equal item 9, column 8) ...................................... | 2210    2,344,664 | M.4.a.|
|    b. Total time and savings deposits(2) (must equal item 9, column A plus item 9, column C      | ///////////////// |       |
|       minus item 9, column B) .................................................................. | 2350    5,204,193 | M.4.b.|
|                                                                                                  ---------------------       |
| -------------                                                                                                                |

| (1) An amended Certified Statement should be submitted to the FDIC if the deposit totals reported in this item are amended   |
|     after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.              |
| (2) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all    |
|     transaction accounts other than demand deposits.                                                                         |
|                                                                                                                              |
- --------------------------------------------------------------------------------------------------------------------------------


                                                                                                   ---------------------
                                                                       Dollar Amounts in Thousands | RCON Bil Mil Thou |
- ------------------------------------------------------------------------------------------------------------------------
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more          | ///////////////// |
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing         | ///////////////// |
   frequency of:(1)                                                                                | ///////////////// |
   a. Three months or less ....................................................................... | 0359      565,968 | M.5.a.
   b. Over three months through 12 months (but not over 12 months) ............................... | 3644      322,670 | M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)            | ///////////////// |
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:    | ///////////////// |
      (1) Three months or less ................................................................... | 2761      226,799 | M.6.a.(1)
      (2) Over three months through 12 months .................................................... | 2762       52,027 | M.6.a.(2)
      (3) Over one year through five years ....................................................... | 2763       48,528 | M.6.a.(3)
      (4) Over five years ........................................................................ | 2765        4,367 | M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of                | ///////////////// |
          Memorandum items 6.a.(1) through 6.a.(4)) .............................................. | 2767      331,721 | M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:| ///////////////// |
      (1) Quarterly or more frequently ........................................................... | 4568            0 | M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4569            0 | M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4571            0 | M.6.b.(3)
      (4) Less frequently than every five years .................................................. | 4572            0 | M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of             | ///////////////// |
          Memorandum items 6.b.(1) through 6.b.(4)) .............................................. | 4573            0 | M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)      | ///////////////// |
      and 6.b.(5)) (must equal Memorandum item 2.c. above) ....................................... | 6645      331,721 | M.6.c.
                                                                                                   --------------------

- --------------

(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                                      20

Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                      Page RC-11


Schedule RC - E -- Continued

Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)

                                                                                             ----------------------
                                                                 Dollar Amounts in Thousands | RCFN  Bil Mil Thou  |
- ---------------------------------------------------------------------------------------------|---------------------
Deposits of:                                                                                 | //////////////////  |
1. Individuals, partnerships, and corporations . . . . . . . . . . . . . . . . . . . . . .   |  2621      243,933  |  1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks). . . . . . . . . . . . .   |  2623            0  |  2.
3. Foreign banks (including U.S. branches and  . . . . . . . . . . . . . . . . . . . . . .   |  /////////////////  |
   agencies of foreign banks, including their IBFs). . . . . . . . . . . . . . . . . . . .   |  2625            0  |  3.
4. Foreign government and official institutions (including foreign central banks). . . . .   |  2650            0  |  4.
5. Certified and official checks . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  2330            0  |  5.
6. All other deposits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  2668            0  |  6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b). . . . . . . . . .   |  2200      243,933  |  7.
                                                                                             ----------------------

Schedule RC - F -- Other Assets

                                                                                                                 ---------
                                                                                                                 |  C430  |
                                                                                             -----------------------------
                                                                Dollar Amounts in Thousands  |  ////////// Bil Mil Thou   |
- --------------------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans . . . . . . . . . . . . . . . . . . . . . . . . .   |  RCFD 2164        37,243   |  1.
2. Net deferred tax assets(1). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  RCFD 2148       120,018   |  2.
3. Excess residential mortgage servicing fees receivable . . . . . . . . . . . . . . . . .   |  RCFD 5371        39,725   |  3.
4. Other (itemize amounts that exceed 25% of this item). . . . . . . . . . . . . . . . . .   |  RCFD 2168       451,402   |  4.
      ------------                                        -----------------------------------
   a. | TEXT 3549 |---------------------------------------|  RCFD 3549  |                    |  ///////////////////////   |  4.a.
   b. | TEXT 3550 |---------------------------------------|  RCFD 3550  |                    |  ///////////////////////   |  4.b.
   c. | TEXT 3551 |---------------------------------------|  RCFD 3551  |                    |  ///////////////////////   |  4.c.
      ---------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11). . . . . . . . . . .   |  RCFD 2160       648,388   |  5.
                                                                                             -----------------------------


Memorandum

                                                                                             -----------------------------
                                                                Dollar Amounts in Thousands  |  ////////// Bil Mil Thou   |
- --------------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes. . . . . . . . . . . . .   |  RCFD 5610         8,491   |  M.1.
                                                                                             -----------------------------


Schedule RC - G -- Other Liabilities

                                                                                                                 ---------
                                                                                                                 |  C435  |
                                                                                             -----------------------------
                                                                 Dollar Amounts in Thousands |  ////////// Bil Mil Thou   |
- --------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(2) . . . . . . . . . . .   |  RCDN 3645         6,556   |  1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable). . . . . .   |  RCFD 3646        58,026   |  1.b.
2. Net deferred tax liabilities(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  RCFD 3049             0   |  2.
3. Minority interest in consolidated subsidiaries. . . . . . . . . . . . . . . . . . . . .   |  RCFD 3000             0   |  3.
4. Other (itemize amounts that exceed 25% of this item). . . . . . . . . . . . . . . . . .   |  RCFD 2938        15,943   |  4.
      -------------                                       -----------------------------------|                            |
   a. | TEXT 3552 |---------------------------------------|  RCFD 3552  |                    |  ///////////////////////   |  4.a.
   b. | TEXT 3553 |---------------------------------------|  RCFD 3553  |                    |  ///////////////////////   |  4.b.
   c. | TEXT 3554 |---------------------------------------|  RCFD 3554  |                    |  ///////////////////////   |  4.c.
      ---------------------------------------------------------------------------------------|                            |
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20). . . . . . . . . . .   |  RCFD 2930        80,525   |  5.
                                                                                             -----------------------------

- ------------------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.


Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                      Page RC-12

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                            ---------
                                                                                                            |  C440  | (-
                                                                                             ------------------------
                                                                                             |   Domestic Offices    |
                                                                                             ------------------------
                                                                 Dollar Amounts in Thousands |  RCON  Bil Mil Thou   |
- ---------------------------------------------------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances outstanding. . . . . . . . . . . . . .   |  2155        31,157   |  1.
2. Rank's liability on acceptances executed and outstanding. . . . . . . . . . . . . . . .   |  2920        31,157   |  2.
3. Federal funds sold and securities purchased under agreements to resell. . . . . . . . .   |  1350             0   |  3.
4. Federal funds purchased and securities sold under agreements to repurchase. . . . . . .   |  2800     4,986,935   |  4.
5. Other borrowed money. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  2850       279,380   |  5.
   EITHER                                                                                    |  //////////////////   |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs . . . . . .   |  2163           N/A   |  6.
   OR                                                                                        |  //////////////////   |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs . . . . . . .   |  2941        43,933   |  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement                   |                       |
   subsidiaries, and IBFs).. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  2192    14,293,271   |  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement                |                       |
   subsidiaries, and IBFs)                                                                   |  3129    13,112,371   |  9.
                                                                                             -------------------------

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.
                                                                                             -------------------------
                                                                                                RCON Bil Mil  Thou   |
                                                                                             -------------------------
10. U.S. Treasury securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  1779     1,789,556   |  10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed              |  //////////////////   |
    securities). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  1785             0   |  11.
12. Securities issued by states and political subdivisions in the U.S. . . . . . . . . . .   |  1786           142   |  12.
13. Mortgage-backed securities:                                                              |  //////////////////   |
    a. Pass-through securities:                                                              |  /////////////////    |
       (1) Issued or guaranteed by FHMA, FHLMC , or GNMA . . . . . . . . . . . . . . . . .   |  1787     1,763,805   |  13.a.(1)
       (2) Privately-issued. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  1869        20,194   |  13.a.(2)
    b. CMOs and REMICs:                                                                      |  //////////////////   |
       (1) Issued by FHMA and FHLMC. . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  1877             0   |  13.b.(1)
       (2) Privately-issued. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  2253       186,474   |  13.b.(2)
14. Other domestic debt securities . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  3159       725,093   |  14.
15. Foreign debt securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  3160         3,250   |  15.
16. Equity securities:                                                                       |  //////////////////   |
    a. Investments in mutual funds . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  3161             0   |  16.a.
    b. Other equity securities with readily determinable fair values . . . . . . . . . . .   |  3162             0   |  16.b.
    c. All other equity securities . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  3169        26,585   |  16.c.
17. Total held-to maturity and available-for-sale securities (sum of items 10 through 16).   |  3170     4,515,099   |  17.
                                                                                             -------------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                             -------------------------
                                                                 Dollar Amounds in Thousands |  RCON  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------
   EITHER                                                                                    |  //////////////////   |
1. Net due from the IBF of the domestic offices of the reporting bank. . . . . . . . . . .   |  3051           N/A   |  N.1.
   OR                                                                                        |  //////////////////
2. Net due to the IBF of the domestic offices of the reporting bank. . . . . . . . . . . .   |  3059           N/A   |  N.2.
                                                                                             -------------------------

Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                               Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                   Page RC-13

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.


                                                                                                                 --------
                                                                                                                 | C445 |  (-
                                                                                                   ---------------------
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------------------------------
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ................ | 2133           N/A |  1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,  | ////////////////// |
    column A) .................................................................................... | 2076           N/A |  2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A) ... | 2077           N/A |  3.
 4. Total IBF liabilities (component of Schedule RC, item 21) .................................... | 2898           N/A |  4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,        | ////////////////// |
    part II, items 2 and 3) ...................................................................... | 2379           N/A |  5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) .... | 2381           N/A |  6.
                                                                                                   ----------------------

Schedule RC-K--Quarterly Averages (1)



                                                                                                                 --------
                                                                                                                 | C455 |  (-
                                                                                              ---------------------------
                                                                 Dollar Amounts in Thousands  | ///////// Bil  Mil Thou |
- -------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                        | /////////////////////// |
 1. Interest-bearing balances due from depository institutions .............................. | RCFD 3381        88,889 |  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) ...... | RCFD 3382     3,684,324 |  2.
 3. Securities issued by states and political subdivisions in the U.S.(2) ................... | RCFD 3383           145 |  3.
 4. a. Other debt securities(2) ............................................................. | RCFD 3647       897,639 |  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock). | RCFD 3648        25,573 |  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices| /////////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs ..................... | RCFD 3365        18,750 |  5.
 6. Loans:                                                                                    | /////////////////////// |
    a. Loans in domestic offices:                                                             | /////////////////////// |
       (1) Total loans ...................................................................... | RCON 3360     8,044,221 |  6.a.(1)
       (2) Loans secured by real estate ..................................................... | RCON 3385     4,291,796 |  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers .............. | RCON 3386         1,446 |  6.a.(3)
       (4) Commercial and industrial loans .................................................. | RCON 3387     2,468,743 |  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures ...... | RCON 3388       377,364 |  6.a.(5)
       (6) Obligations (other than securities and leases) of states and political             | /////////////////////// |
           subdivisions in the U.S. ......................................................... | RCON 3389        54,847 |  6.a.(b)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ............ | RCFN 3360             0 |  6.b.
 7. Assets held in trading accounts ......................................................... | RCFD 3401             0 |  7.
 8. Lease financing receivables (net of unearned income) .................................... | RCFD 3484         2,425 |  8.
 9. Total assets ............................................................................ | RCFD 3368    14,016,825 |  9.
LIABILITIES                                                                                   | /////////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,    | /////////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ............ | RCON 3485       950,655 | 10.
11. Nontransaction accounts in domestic offices:                                              | /////////////////////// |
    a. Money market deposit accounts (MMDAs) ................................................ | RCON 3486       525,558 | 11.a.
    b. Other savings deposits ............................................................... | RCON 3487     2,008,424 | 11.b.
    c. Time certificates of deposit of $100,000 or more ..................................... | RCON 3345       431,476 | 11.c.
    d. All other time deposits .............................................................. | RCON 3469     1,354,641 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs . | RCFN 3404       152,789 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic    | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs ............. | RCFD 3353     4,537,597 | 13.
14. Other borrowed money .................................................................... | RCFD 3355       124,995 | 14.
                                                                                              --------------------------

- --------------------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or
    (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.

                                                                 23

Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                               Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                   Page RC-14

Schedule RC-L--Off-Balance Sheet Items



Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                 --------
                                                                                                                 | C460 |  (-
                                                                                                   ---------------------
                                                                       Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------------------------------
 1. Unused  commitments:                                                                           | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home          | ////////////////// |
       equity lines .............................................................................. | 3814       402,918 |  1.a.
    b. Credit card lines ......................................................................... | 3815             0 |  1.b.
    c. Commercial real estate, construction, and land development:                                 | ////////////////// |
       (1) Commitments to fund loans secured by real estate ...................................... | 3816        51,143 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate .................................. | 6550        24,282 |  1.c.(2)
    d. Securities underwriting ................................................................... | 3817             0 |  1.d.
    e. Other unused commitments .................................................................. | 3818     4,258,577 |  1.e.
 2. Financial standby letters of credit and foreign office guarantees ......-----------------------| 3819       663,706 |  2.
    a. Amount of financial standby letters of credit conveyed to others     | RCFD 3820 |    1,877 | ////////////////// |  2.a.
 3. Performance standby letters of credit and foreign office guarantees ....-----------------------| 3821        43,317 |  3.
    a. Amount of performance standby letters of credit conveyed to          -----------------------| ////////////////// |
       others ..............................................................| RCFD 3822 |        0 | ////////////////// |  3.a.
 4. Commercial and similar letters of credit ...............................-----------------------| 3411         7,243 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by         | ////////////////// |
    the reportings bank ...........................................................................| 3428             0 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting     | ////////////////// |
    (nonaccepting) bank .......................................................................... | 3429             0 |  6.
 7. Securities borrowed .......................................................................... | 3432             0 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified        | ////////////////// |
    against loss by the reporting bank) .......................................................... | 3433             0 |  8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold     | ////////////////// |
    for Call Report purposes:                                                                      | ////////////////// |
    a. FNMA and FHLMC residential mortgage loan pools:                                             | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date .......... | 3650       146,238 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date .................. | 3651       146,238 |  9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:              | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date .......... | 3652             0 |  9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date .................. | 3653             0 |  9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date .......... | 3654             0 |  9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date .................. | 3655             0 |  9.c.(2)
10. When-issued securities:                                                                        | ////////////////// |
    a. Gross commitments to purchase ............................................................. | 3434             0 | 10.a.
    b. Gross commitments to sell ................................................................. | 3435             0 | 10.b.
11. Interest rate contracts (exclude when-issued securities):                                      | ////////////////// |
    a. Notional value of interest rate swaps ..................................................... | 3450     2,206,000 | 11.a.
    b. Futures and forward contracts ............................................................. | 3823     4,144,000 | 11.b.
    c. Option contracts (e.g., options on Treasuries):                                             | ////////////////// |
       (1) Written option contracts .............................................................. | 3824     1,293,000 | 11.c.(1)
       (2) Purchased option contracts ............................................................ | 3825     2,108,000 | 11.c.(2)
12. Foreign exchange rate contracts:                                                               | ////////////////// |
    a. Notional value of exchange swaps (e.g., cross-currency swaps) ............................. | 3826             0 | 12.a.
    b. Commitments to purchase foreign currencies and U.S. dollar exchange (spot, forward,         | ////////////////// |
       and futures) .............................................................................. | 3415     6,711,984 | 12.b.
    c. Option contracts (e.g., options on foreign currency):                                       | ////////////////// |
       (1) Written option contracts .............................................................. | 3827             0 | 12.c.(1)
       (2) Purchased option contracts ............................................................ | 3828             0 | 12.c.(2)
                                                                                                   ----------------------


Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                      Page RC-15


Schedule RC-L--Continued
                                                                                                         --------------
                                                                                                         |    C461    |
                                                                                                 ----------------------
                                                                    Dollar Amounts in Thousands  | RCFD  Bil Mil Thou |
- -----------------------------------------------------------------------------------------------------------------------
13. Contracts on other commodities and equities:                                                 | ////////////////// |
    a. Notional value of other swaps (e.g., oil swaps) . . . . . . . . . . . . . . . . . . . .   | 3829             0 | 13.a.
    b. Futures and forward contracts (e.g., stock index and commodity--precious metals,          | ////////////////// |
       wheat, cotton, livestock--contracts)                                                      | 3830             0 | 13.b.
    c. Option contracts (e.g., options on commodities, individual stocks and stock indexes):     | ////////////////// |
       (1) Written option contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 3831             0 | 13.c.(1)
       (2) Purchased option contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 3832             0 | 13.c.(2)
14. All other off-balance sheet liabilities (itemize and describe each component of this item    | ////////////////// |
    over 25% of Schedule RC, item 28, "Total equity capital"). . . . . . . . . . . . . . . . .   | 3430             0 | 14.
       -------------                                                   -------------             | ////////////////// |
    a. | TEXT 3555 |                                                   | RCFD 3555 |             | ////////////////// | 14.a.
       |-----------|---------------------------------------------------|           |             |                    |
    b. | TEXT 3556 |                                                   | RCFD 3556 |             | ////////////////// | 14.b.
       |-----------|---------------------------------------------------|           |             |                    |
    c. | TEXT 3557 |                                                   | RCFD 3557 |             | ////////////////// | 14.c.
       |-----------|---------------------------------------------------|           |             |                    |
    d. | TEXT 3558 |                                                   | RCFD 3558 |             | ////////////////// | 14.d.
       |-----------|-----------------------------------------------------------------------------|                    |
15. All other off-balance sheet assets (itemize and describe each component of this item         | ////////////////// |
    over 25% of Schedule RC, item 28, "Total equity capital"). . . . . . . . . . . . . . . . .   | 5591             0 | 15.
       -------------                                                   -------------             | ////////////////// |
    a. | TEXT 5592 |                                                   | RCFD 5592 |             | ////////////////// | 15.a.
       |-----------|---------------------------------------------------|           |             |                    |
    b. | TEXT 5593 |                                                   | RCFD 5593 |             | ////////////////// | 15.b.
       |-----------|---------------------------------------------------|           |             |                    |
    c. | TEXT 5594 |                                                   | RCFD 5594 |             | ////////////////// | 15.c.
       |-----------|---------------------------------------------------|           |             |                    |
    d. | TEXT 5595 |                                                   | RCFD 5595 |             | ////////////////// | 15.d.
       |-----------|---------------------------------------------------------------------------------------------------

Memoranda

                                                                                                  --------------------
                                                                    Dollar Amounts in Thousands  | RCFD  Bil Mil Thou |
- -----------------------------------------------------------------------------------------------------------------------
 1. Not applicable                                                                               | ////////////////// |
 2. Not applicable                                                                               | ////////////////// |
 3. Unused commitments with an original maturity exceeding one year that are reported in         | ////////////////// |
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of              | ////////////////// |
    commitments that are fee paid or otherwise legally binding). . . . . . . . . . . . . . . .   | 3833     2,544,660 | M.3.
    a. Participations in commitments with an original maturity             ----------------------| ////////////////// |
       exceeding one year conveyed to others . . . . . . . . . . . . . . . | RCFD 3834 |  20,453 | ////////////////// | M.3.a.
 4. To be completed only by banks with $1 billion or more in total assets: ----------------------| ////////////////// |
    Standby letters of credit and foreign office guarantees (both financial and performance)     | ////////////////// |
    issued to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above .   | 3377       213,815 | M.4.
 5. To be completed for the September report only:                                               | ////////////////// |
    Installment Loans to individuals for household, family, and other personal expenditures      | ////////////////// |
    that have been securitized and sold without recourse (with servicing retained), amounts      | ////////////////// |
    outstanding by type of loan:                                                                 | ////////////////// |
    a. Loans to purchase private passenger automobiles . . . . . . . . . . . . . . . . . . . .   | 2741           N/A | M.5.a.
    b. Credit cards and related plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   | 2742           N/A | M.5.b.
    c. All other consumer installment credit (including mobile home loans) . . . . . . . . . .   | 2743           N/A | M.5.c.
                                                                                                  ---------------------


Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                      Page RC-16


Schedule RC-M--Memoranda
                                                                                                               |---------|
                                                                                                               |  C465   |
                                                                                                    |----------|---------|
                                                                      Dollar Amounts in Thousands   | RCFD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal       | ////////////////// |
   shareholders, and their related interests as of the report date:                                 | ////////////////// |
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal  | ////////////////// |
      shareholders, and their related interests ................................................... | 6164         2,987 | 1.a
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all | ////////////////// |
      extensions of credit by the reporting bank (including extensions of credit to                 | ////////////////// |
      related interests) equals or exceeds the lesser of $500,000 or 5 percent               Number | ////////////////// |
      of total capital as defined for this purpose in agency regulations. |-------------------------|                    |
                                                                          | RCFD 6165 |          7  | ////////////////// | 1.b.
                                                                          |-------------------------|                    |
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches        | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a.  and 3.b) .................| 3405             0 | 2.
3. Not applicable.                                                                                  | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others       | ////////////////// |
   (include both retained servicing and purchased servicing):                                       | ////////////////// |
   a. Mortgages serviced under a GNMA contract . . . . . . . . . . . . . . . . . . . . . . . . . .  | 5500        28,003 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                    | ////////////////// |
      (1) Serviced with recourse to servicer . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 5501        87,828 | 4.b.(1)
      (2) Serviced without recourse to servicer. . . . . . . . . . . . . . . . . . . . . . . . . .  | 5502       730,620 | 4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                     | ////////////////// |
      (1) Serviced under a regular option contract . . . . . . . . . . . . . . . . . . . . . . . .  | 5503        61,256 | 4.c.(1)
      (2) Serviced under a special option contract . . . . . . . . . . . . . . . . . . . . . . . .  | 5504     2,231,506 | 4.c.(2)
   d. Mortgages serviced under other servicing contracts . . . . . . . . . . . . . . . . . . . . .  | 5505     4,324,582 | 4.d.
5. To be completed only by banks with $1 billion or more in total assets:                           | ////////////////// |
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must      | ////////////////// |
   equal Schedule RC, item 9):                                                                      | ////////////////// |
   a. U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 2103        31,157 | 5.a.
   b. Non-U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 2104             0 | 5.b.
6. Intangible assets:                                                                               | ////////////////// |
   a. Mortgage servicing rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 3164        18,622 | 6.a.
   b. Other identifiable intangible assets:                                                         | ////////////////// |
      (1) Purchased credit card relationships. . . . . . . . . . . . . . . . . . . . . . . . . . .  | 5506             0 | 6.b.(1)
      (2) All other identifiable intangible assets . . . . . . . . . . . . . . . . . . . . . . . .  | 5507             0 | 6.b.(2)
   c. Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 3163        54,227 | 6.c.
   d. Total (sum of items 6.a through 6.e) (must equal Schedule RC, item 10) . . . . . . . . . . .  | 2143        72,849 | 6.d
   e. Intangible assets that have been grandfathered for regulatory capital purposes . . . . . . .  | 6442             0 | 6.e
                                                                                                    |--------------------|

                                                                                                           YES         NO
                                                                                                    |--------------------|
7. Does your bank have any mandatory convertible debt that is part of your Tier 2 capital? . . . .  | 6167      |///|  X | 7.
                                                                                                    |--------------------|
   If yes, complete items 7.a through 7.e:                                                          | RCFD  Bil Mil Thou |
                                                                                                    |--------------------|
   a. Total equity contract notes, gross . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 3290          N/A  | 7.a.
   b. Common or perpetual preferred stock dedicated to redeem the above notes. . . . . . . . . . .  | 3291          N/A  | 7.b.
   c. Total equity commitment notes, gross . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 3293          N/A  | 7.c.
   d. Common or perpetual preferred stock dedicated to redeem the above notes. . . . . . . . . . .  | 3294          N/A  | 7.d.
   e. Total (item 7.a minus 7.b plus 7.c minus 7.d). . . . . . . . . . . . . . . . . . . . . . . .  | 3295          N/A  | 7.e.
                                                                                                    |--------------------|

- ----------------------

(1) Do NOT report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

                                       26

Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                      Page RC-17


Schedule RC - M -- Continued


                                                                                         ------------------------------
                                                            Dollar Amounts in thousands  |  ///////// Bil Mil Thou    |
- -----------------------------------------------------------------------------------------------------------------------
 8. a. Other real estate owned:                                                          |  ///////////////////////   |
       (1) Direct and indirect investments in real estate ventures . . . . . . . . . .   |  RCFD 5372             0   |  8.a.(1)
       (2) All other real estate owned:                                                  |  ///////////////////////   |
           (a) Construction and land development in domestic offices . . . . . . . . .   |  RCON 5508         6,855   |  8.a.(2)(a)
           (b) Farmland in domestic offices. . . . . . . . . . . . . . . . . . . . . .   |  RCON 5509             0   |  8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices . . . . . . . . .   |  RCON 5510         4,044   |  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices. . .   |  RCON 5511            83   |  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices . . . . . . . . .   |  RCON 5512         9,675   |  8.a.(2)(e)
           (f) In foreign offices. . . . . . . . . . . . . . . . . . . . . . . . . . .   |  RCFN 5513             0   |  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) .   |  RCFD 2150        20,657   |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:              |  ///////////////////////   |
       (1) Direct and indirect investments in real estate ventures . . . . . . . . . .   |  RCFD 5374             0   |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and                      |  ///////////////////////   |
           associated companies  . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  RCFD 5375             0   |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2) (must equal Schedule RC, item 8). .   |  RCFD 2130             0   |  8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies. . . . . .   |  RCFD 5376             0   |  8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in              |  ///////////////////////   |
    Schedule RC, item 23, "Perpetual preferred stock and related surplus". . . . . . .   |  RCFD 3778             0   |  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include        |  ///////////////////////   |
    proprietary, private label, and third party mutual funds):                           |  ///////////////////////   |
    a. Money market funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  RCON 6441        41,284   |  10.a.
    b. Equity securities funds . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  RCON 8427         8,380   |  10.b.
    c. Debt securities funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  RCON 8428         3,841   |  10.c.
    d. Other mutual funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  RCON 8429             0   |  10.d.
    e. Annuities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |  RCON 8430             0   |  10.e.
                                                                                         ------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
|                                                                                        ------------------------------           |
| Memorandum                                                Dollar Amounts in Thousands  |  RCFD       Bil Mil Thou   |           |
- -----------------------------------------------------------------------------------------------------------------------------------
|1. Interbank holdings of capital instruments (to be completed for the December          |  ///////////////////////   |
|   report only):                                                                        |  ///////////////////////   |            |
|   a. Reciprocal holdings of banking organizations' capital instruments . . . . . . .   |  3836                N/A   |  M.1.a.    |
|   b. Nonreciprocal holdings of banking organizations' capital instruments. . . . . .   |  3837                N/A   |  M.1.b.    |
|                                                                                        -------------------------------           |
- ------------------------------------------------------------------------------------------------------------------------------------


Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:              777 MAIN STREET
City, State  Zip:     HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                      Page RC-18



Schedule RC - N -- Past Due and Nonaccrual Loans, Leases and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, Column A, and in Memorandum items 2 through 4,
Column A, as confidential.

                                                                                                                ----------
                                                                                                                |  C470  |
                                                       -------------------------------------------------------------------
                                                       |      (Column A)     |     (Column B)      |     (Column C)      |
                                                       |       Past due      |     Past due 90     |     Nonaccrual      |
                                                       |     30 through 89   |    days or more     |                     |
                                                       |    days and still   |      and still      |                     |
                                                       |       accruing      |      accruing       |                     |
                                                       -------------------------------------------------------------------
                           Dollar Amounts in Thousands | RCFD  Bil Mil Thou  | RCFD  Bil Mil Thou  | RCFD  Bil Mil Thou  |
- --------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                       | /////////////////// | //////////////////  | //////////////////  |
   a. To U.S. addressees (domicile). . . . . . . . .   |                     | 1246        12,517  | 1247       127,407  | 1.a.
   b. To non-U.S. addressees (domicile). . . . . . .   |          C          | 1249             0  | 1250             0  | 1.b.
2. Loans to depository institutions and                |          O          | //////////////////  | //////////////////  |
   acceptances of other banks:                         |          N          | //////////////////  | //////////////////  |
   a. To U.S. banks and other U.S. depository          |          F          | //////////////////  | //////////////////  |
      institutions . . . . . . . . . . . . . . . . .   |          I          | 5378             0  | 5379             0  | 2.a.
   b. To foreign banks . . . . . . . . . . . . . . .   |          D          | 5381             0  | 5382             0  | 2.b.
3. Loans to finance agricultural production and        |          E          | //////////////////  | //////////////////  |
   other loans to farmers. . . . . . . . . . . . . .   |          N          | 1597             0  | 1583           114  | 3.
4. Commercial and industrial loans:                    |          T          | //////////////////  | //////////////////  |
   a. To U.S. addressees (domicile). . . . . . . . .   |          I          | 1252         2,064  | 1253        26,122  | 4.a.
   b. To non-U.S. addressees (domicile). . . . . . .   |          A          | 1255             0  | 1256             0  | 4.b.
5. Loans to individuals for household, family and      |          L          | //////////////////  | //////////////////  |
   other personal expenditures:                        |                     | //////////////////  | //////////////////  |
   a. Credit cards and related plans . . . . . . . .   |                     | 5384            97  | 5385           588  | 5.a.
   b. Other (includes single payment, installment,     |                     | //////////////////  | //////////////////  |
      and all student loans) . . . . . . . . . . . .   |                     | 5387           303  | 5388         2,546  | 5.b.
6. Loans to foreign governments and official           |                     | //////////////////  | //////////////////  |
   institutions. . . . . . . . . . . . . . . . . . .   |                     | 5390             0  | 5391             0  | 6.
7. All other loans . . . . . . . . . . . . . . . . .   |                     | 5460         1,252  | 5461         1,738  | 7.
8. Lease financing receivables:                        |                     | //////////////////  | //////////////////  |
   a. Of U.S. addressees (domicile). . . . . . . . .   |                     | 1258             0  | 1259             0  | 8.a.
   b. Of non-U.S. addressees (domicile). . . . . . .   |                     | 1272             0  | 1791             0  | 8.b.
9. Debt securities and other assets (exclude other     |                     | //////////////////  | //////////////////  |
   real estate owned and other repossessed assets) .   |                     | 3506             0  | 3507             0  | 9.
                                                       -------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items
1 through 8.


                                                       -------------------------------------------------------------------
                                                       | RCFD  Bil Mil Thou  | RCFD  Bil Mil Thou  | RCFD  Bil Mil Thou  |
10. Loans and leases reported in items 1               -------------------------------------------------------------------
    through 8 above which are wholly or partially      | //////////////////  | //////////////////  | //////////////////  |
    guaranteed by the U.S. Government. . . . . . . .   |   CONFIDENTIAL      | 5613            85  | 5614           268  | 10.
    a. Guaranteed portion of loans and leases          | //////////////////  | //////////////////  | //////////////////  |
       included in item 10 above . . . . . . . . . .   |                     | 5616            69  | 5617           253  | 10.a.
                                                       -------------------------------------------------------------------

                                      28

Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                               Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                   Page RC-19

Schedule RC - N -- Continued



                                                                                                                ----------
                                                                                                                |  C473  | (-
                                                       -------------------------------------------------------------------
                                                       |      (Column A)     |     (Column B)      |     (Column C)      |
                                                       |       past due      |     Past due 90     |     Nonaccrual      |
                                                       |     30 through 89   |    days or more     |                     |
                                                       |    days and still   |      and still      |                     |
                                                       |       accruing      |      accruing       |                     |
                                                       -------------------------------------------------------------------
Memoranda                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou  | RCFD  Bil Mil Thou  | RCFD  Bil Mil Thou  |
- --------------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in           | //////////////////  | //////////////////  | //////////////////  |
   Schedule RC-N, items 1 through 8, above . . . . .   |                     |                                           | M.1.
2. Loans to finance commercial real estate,            |                     |               CONFIDENTIAL                |
   construction, and land development activities       |          C          |                                           |
   (not secured by real estate) included in            |          O          |                     |                     |
   Schedule RC-N, items 4 and 7, above . . . . . . .   |          N          |---------------------| ------------------- | M.2.
3. Loans secured by real estate in domestic offices    |          F          | RCON  Bil Mil Thou  | RCON  Bil Mil Thou  |
   (included in Schedule RC-N, item 1, above):         |          I          |---------------------| ---------------------
   a. Construction and land development. . . . . . .   |          D          | 2769           200  | 3492        21,589  | M.3.a.
   b. Secured by farmland. . . . . . . . . . . . . .   |          E          | 3494             0  | 3495           391  | M.3.b.
   c. Secured by 1-4 family residential properties:    |          N          | //////////////////  | //////////////////  |
      (1) Revolving, open-end loans secured by         |          T          | //////////////////  | //////////////////  |
          1-4 family residential properties and        |          I          | //////////////////  | //////////////////  |
          extended under lines of credit . . . . . .   |          A          | 5399            91  | 5400         1,102  |M.3.c.(1)
      (2) All other loans secured by 1-4 family        |          L          | //////////////////  | //////////////////  |
          residential properties and extended under    |                     | //////////////////  | //////////////////  |
          lines of credit. . . . . . . . . . . . . .   |                     | 5402         4,550  | 5403        23,130  |M.3.c.(2)
   d. Secured by multifamily (5 or more)               |                     | //////////////////  | //////////////////  |
      residential properties                           |                     | 3500           715  | 3501         8,630  | M.3.d.
   e. Secured by nonfarm nonresidential properties .   |                     | 3503         6,961  | 3504        72,565  | M.3.e.
                                                       -------------------------------------------------------------------


                                                       ---------------------------------------------
                                                       |      (Column A)     |     (Column B)      |
                                                       |      past due 30    |     Past due 90     |
                                                       |    through 89 days  |    days or more     |
                                                       ---------------------------------------------
                                                       | RCFD  Bil Mil Thou  | RCFD  Bil Mil Thou  |
                                                       ---------------------------------------------

4. Interest rate, foreign exchange rate, and other     | //////////////////  | //////////////////  |
   commodity and equity contracts:                     | //////////////////  | //////////////////  |
   a. Book value of amounts carried as assets. . . .   | 3522              0 | 3528             0  | M.4.a.
   b. Replacement cost of contracts with a             | //////////////////  | //////////////////  |
      positive replacement cost. . . . . . . . . . .   | 3529              0 | 3530             0  | M.4.b.
                                                       ---------------------------------------------



Legal Title of Bank:   SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:               777 MAIN STREET
City, State  Zip:      HARTFORD, CT  06115
FDIC Certificate No.:  |0|2|4|9|9|
                       -----------

                               Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                   Page RC-20

Schedule RC - O -- Other Data for Deposit Insurance Assessments

An amended Certified Statement should be submitted to the FDIC if the amounts reported in items 1 through 10 of this schedule are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.

                                                                                                                --------
                                                                                                                |  C475 |  (-
                                                                                                  -----------------------
                                                                     Dollar Amounts in Thousands  | RCON  Bil Mil Thou  |
- -------------------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):                                                           | //////////////////  |
    a. Actual amount of all unposted debits. . . . . . . . . . . . . . . . . . . . . . . . . .    | 0030           N/A  |  1.a.
         OR                                                                                       | //////////////////  |
    b. Separate amount of unposted debits:                                                        | //////////////////  |
       (1) Actual amount of unposted debits to demand deposits . . . . . . . . . . . . . . . .    | 0031             0  |  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1). . . . . . . . . .    | 0032             0  |  1.b.(2)
 2. Unposted credits (see instructions):                                                          | //////////////////  |
    a. Actual amount of all unposted credits . . . . . . . . . . . . . . . . . . . . . . . . .    | 3510           N/A  |  2.a.
       OR                                                                                         | //////////////////  |
    b. Separate amount of unposted credits:                                                       | //////////////////  |
       (1) Actual amount of unposted credits to demand deposits. . . . . . . . . . . . . . . .    | 3512       160,725  |  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) . . . . . . . . .    | 3514             0  |  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total      | //////////////////  |
    deposits in domestic offices). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | 3520             0  |  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in          | //////////////////  |
    Puerto Rico and U.S. territories and possessions (not included in total deposits):            | //////////////////  |
    a. Demand deposits of consolidated subsidiaries. . . . . . . . . . . . . . . . . . . . . .    | 2211         7,943  |  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries . . . . . . . . . . . . . . .    | 2351             0  |  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries. . . . . . . . . .    | 5514             0  |  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:             | //////////////////  |
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II). . . . . . . .    | 2229             0  |  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) .    | 2383             0  |  5.b.
    c. Interest accrued and unpaid on deposits in insured branches                                | //////////////////  |
       (included in Schedule RC-G, item 1.b) . . . . . . . . . . . . . . . . . . . . . . . . .    | 5515             0  |  5.c.
                                                                                                  -----------------------

                                                                                                  -----------------------
 Item 6 is not applicable to state nonmember banks that have not been authorized by the           | //////////////////  |
 Federal Reserve to act as pass-through correspondents.                                           | //////////////////  |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on      | //////////////////  |
    behalf of its respondent depository institutions that are also reflected as deposit           | //////////////////  |
    liabilities of the reporting bank:                                                            | //////////////////  |
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                    | //////////////////  |
       Memorandum item 4.a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | 2314             0  |  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,       | //////////////////  |
       Memorandum item 4.b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | 2315             0  |  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                           | //////////////////  |
    a. Unamortized premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | 5516             0  |  7.a.
    b. Unamortized discounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | 5517             0  |  7.b.
                                                                                                  -----------------------

- -----------------------------------------------------------------------------------------------------------------------------------
|8. To be completed by banks with "Oakar deposits."                                               -----------------------        |
|   Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of  | //////////////////  |        |
|   the Federal Deposit Insurance Act (from most recent FDIC Oaker Transaction Worksheet(s)) .    | 5518           N/A  |  8.    |
|                                                                                                 -----------------------        |
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  -----------------------
 9. Deposits in lifeline accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | 5596 /////////////  |  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total           | //////////////////  |
    deposits in domestic offices). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | 8432             0  | 10.
                                                                                                  -----------------------




- -------------

(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction and all transaction accounts other than demand deposits.



Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                      Page RC-21

Schedule RC - O -- Continued


Memoranda (to be completed each quarter except as noted)                                         |----------------------|
                                                                    Dollar Amounts in Thousands  | RCON  Bil  Mil  Thou |
- -------------------------------------------------------------------------------------------------|----------------------|
                                                                                                                        |
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1)   | //////////////////// |
   must equal Schedule RC, item 13.a):                                                           | //////////////////// |
   a. Deposit accounts of $100,000 or less:                                                      | //////////////////// | M.1.a.(1)
      (1) Amount of deposit accounts of $100,000 or less . . . . . . . . . . . . . . . . . . . . | 2702       4,413,942 |
                                                                                        Number   |                      |
      (2) Number of deposit accounts of $100,000 or less (to be  --------------------------------| //////////////////// | M.1.a.(2)
          completed for the June report only). . . . . . . . . . | RCON 3779 |           N/A     | //////////////////// |
   b. Deposit accounts of more than $100,000:                    --------------------------------|                      |
      (1) Amount of deposit accounts of more than $100,000                              Number   | 2710       3,134,915 | M.1.b.(1)
                                                                 --------------------------------|                      |
      (2) Number of deposit accounts of more than $100,000 . . . | RCON 2722 |           7,096   | //////////////////// | M.1.b.(2)
                                                                 --------------------------------|----------------------|
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b (2) above by
      $100,000 and subtracting the result from the amount of deposit accounts of more than
      $100,000 reported in Memorandum item 1.b. (1) above.
                                                                                                           YES       NO
      Indicate in the appropriate box at the right whether your bank has a method or procedure    |---------------------|
      for determining a better estimate of uninsured deposits than the estimate described above. .| 6861 |    | /// | X | M.2.a.
                                                                                                  |---------------------|
                                                                                                  | RCON   Bil Mil Thou |
   b. If the box marked YES has been checked, report the estimate of uninsured deposits           |---------------------|
      determined by using your bank's method or procedure. . . . . . . . . . . . . . . . . . . . .| 5597            N/A | M.2.b.
                                                                                                   ---------------------

- --------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                           | C477  | (-
                                                                                                                 |-------|


ROBERT DUFF, ASSISTANT VICE PRESIDENT                                                     (203) 986-2474
- ------------------------------------------------------------------------------------      ----------------------------------
Name and Title (TEXT 8901)                                                                Area code and phone number (TEXT 8902)


Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                                  Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                      Page RC-22

SCHEDULE RC - R -- RISK BASED CAPITAL



This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1993, must complete items 2 through 9 and Memorandum item 1.  Banks with assets of less than
$1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                         |-------------------|
                                                                                                         |        C480       | (-
1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed            |-------------------|
   only by banks with total assets of less than $1 billion. Indicate in the appropriate                  | YES           NO  |
   box at the right whether the bank has total capital greater than or equal to eight        |-----------|-----|-------------|
   percent of adjusted total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . | RCFD 6056 |     | //// |      | 1.
                                                                                             |-------------------------------|



     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.


                                                                                ------------------------------------------
                                                                                |    (Column A)      |    (Column B)     |
                                                                                |Subordinated Debt(1)|      Other        |
                                                                                | and Intermediate   |     Limited-      |
                                                                                |  Term Preferred    |   Life Capital    |
Items 2 and 3 are to be completed by all banks.                                 |       Stock        |   Instruments     |
                                                                                |--------------------|-------------------|
                                                  Dollar Amounts in Thousands   | RCFD Bil Mil Thou  | RCFD Bil Mil Thou |
- --------------------------------------------------------------------------------|------------------- |-------------------|
                                                                                                     |
2. Subordinated debt(1) and other limited-life capital instruments (original    | ////////////////// | ///////////////// |
   weighted average maturity of at least five years) with a remaining           | ////////////////// | ///////////////// |
   maturity of:                                                                 | ////////////////// | ///////////////// |
   a. One year or less . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 3780             0 | 3786            0 | 2.a.
   b. Over one year through two years. . . . . . . . . . . . . . . . . . . . .  | 3781             0 | 3787            0 | 2.b.
   c. Over two years through three years . . . . . . . . . . . . . . . . . . .  | 3782             0 | 3788            0 | 2.c.
   d. Over three years through four years. . . . . . . . . . . . . . . . . . .  | 3783             0 | 3789            0 | 2.d.
   e. Over four years through five years . . . . . . . . . . . . . . . . . . .  | 3784             0 | 3790            0 | 2.e.
   f. Over five years. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 3785             0 | 3791            0 | 2.f.
                                                                                 -------------------- -------------------

                                                                                                     |-------------------|
                                                                                                     | RCFD Bil Mil Thou |
3. Total qualifying capital (i.e., Tier 1 and Tier 2 capital) allowable under the risk-based         |-------------------|
   capital guidelines. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . .  | 3792    1,235,505 | 3.
                                                                                                     |-------------------|
                                                                                ------------------------------------------
                                                                                |    (Column A)      |    (Column B)     |
                                                                                |      Assets        |   Credit Equiv-   |
Items 4-9 and Memorandum item 1 are to be completed                             |     Recorded       |   alent Amount    |
by banks that answered NO to item 1 above and                                   |      on the        |  of Off-Balance   |
by banks with total assets of $1 billion or more.                               |   Balance Sheet    |  Sheet Items(2)   |
                                                                                |--------------------|-------------------|
                                                                                | RCFD Bil Mil Thou  | RCFD Bil Mil Thou |
4.  Assets and credit equivalent amounts of off-balance sheet items assigned    |--------------------|-------------------|
    to the Zero percent risk category:                                          | ////////////////// | ///////////////// |
    a. Assets recorded on the balance sheet:                                    | ////////////////// | ///////////////// |
       (1) Securities issued by, other claims on, and claims unconditionally    | ////////////////// | ///////////////// |
           guaranteed by, the U.S. Government and its agencies and other        | ////////////////// | ///////////////// |
           OECD central governments. . . . . . . . . . . . . . . . . . . . . .  | 3794     1,997,407 | ///////////////// | 4.a.(1)
       (2) All other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 3795       356,343 | ///////////////// | 4.a.(2)
    b. Credit equivalent amount of off-balance sheet items . . . . . . . . . .  | ////////////////// | 3796            0 | 4.b.
                                                                                |--------------------|-------------------|


- ------------------


(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.e, "Total."
(2) Do not report in column B the risk-weighted amount of assets reported in column A.


Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                               Call Date:  3/31/94  ST-8K: 09-0590  FFIEC 031
                                                                   Page RC-23

Schedule RC-R--Continued


                                                                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |       Assets       |   Credit Equiv-    |
                                                                              |      Recorded      |    alent Amount    |
                                                                              |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(1)   |
                                                                              -------------------------------------------
                                                  Dollar Amounts in Thousands | RCFD Bil  Mil Thou | RCFD Bil  Mil Thou |
- -------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 20 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Claims conditionally guaranteed by the U.S. Government and its      | ////////////////// | ////////////////// |
          agencies and other OECD central governments ....................... | 3798        19,894 | ////////////////// | 5.a.(1)
      (2) Claims collateralized by the U.S. Government                        | ////////////////// | ////////////////// |
          and its agencies and other OECD central governments; by             | ////////////////// | ////////////////// |
          securities issued by U.S. Government-sponsored agencies; and        | ////////////////// | ////////////////// |
          by cash on deposit ................................................ | 3799             0 | ////////////////// | 5.a.(2)
      (3) All other ......................................................... | 3800     2,450,545 | ////////////////// | 5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3801       124,572 | 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 50 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3802     2,701,931 | ////////////////// | 6.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3803       215,248 | 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 100 percent risk category:                                 | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3804     7,321,123 | ////////////////// | 7.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3805     1,947,040 | 7.b.
8. On-balance sheet asset values excluded from the calculation of the         | ////////////////// | ////////////////// |
   risk-based capital ratio(2) .............................................. | 3806       (19,589)| ////////////////// | 8.
9. Total assets recorded on the balance sheet (sum of                         | ////////////////// | ////////////////// |
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,         | ////////////////// | ////////////////// |
   item 12 plus items 4.b and 4.c) .......................................... | 3807    14,827,654 | ////////////////// | 9.
                                                                              -------------------------------------------

                                                                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |      Notional      |    Replacement     |
                                                                              |      Principal     |        Cost        |
                                                                              |        Value       |   (Market Value)   |
Memorandum                                                                    -------------------------------------------
                                                  Dollar Amounts in Thousands | RCFD Bil  Mil Thou | RCFD Bil  Mil Thou |
- -------------------------------------------------------------------------------------------------------------------------
1. Notional principal value and replacement cost of interest rate and         | ////////////////// | ////////////////// |
   foreign exchange rate contracts (in column B, report only those            | ////////////////// | ////////////////// |
   contracts with a positive replacement cost):                               | ////////////////// | ////////////////// |
   a. Interest rate contracts (exclude futures contracts) ................... | ////////////////// | 3808        20,463 | M.1.a.
      (1) With a remaining maturity of one year or less ..................... | 3809     1,903,000 | ////////////////// | M.1.a.(1)
      (2) With a remaining maturity of over one year ........................ | 3810     2,396,000 | ////////////////// | M.1.a.(2)
   b. Foreign exchange rate contracts (exclude contracts with an original     | ////////////////// | ////////////////// |
      maturity of 14 days or less and futures contracts) .................... | ////////////////// | 3811        87,721 | M.1.b.
      (1) With a remaining maturity of one year or less ..................... | 3812     6,131,499 | ////////////////// | M.1.b.(1)
      (2) With a remaining maturity of over one year ........................ | 3813             0 | ////////////////// | M.1.b.(2)
                                                                              -------------------------------------------

- --------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Until a final rule on the regulatory capital treatment of net unrealized holding gains (losses) an available-for-sale securities that is applicable to the reporting bank has taken effect, a bank that has adopted FASB Statement No. 115 should include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital.  Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.


Legal Title of Bank:     SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:                 777 MAIN STREET
City, State  Zip:        HARTFORD, CT  06115
FDIC Certificate No.:    |0|2|4|9|9|
                         -----------

                               Call Date:  3/31/94  ST-BK: 09-0590  FFIEC 031
                                                                   Page RC-24

             OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
               REPORTED IN THE REPORTS OF CONDITION AND INCOME
                   at close of business on March 31, 1994

SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION     HARTFORD     , CONNECTICUT
- -------------------------------------------------  -------------- -----------
Legal Title of Bank                                City           State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."


The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

- -----------------------------------------------------------------------------
No comment |X| (RCON 6979)                                     | C471 | C472| (-
           ---                                                 --------------

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)








              --------------------------------------   ---------------------
              Signature of Executive Officer of Bank   Date of Signature